   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 28, 1995


                                                SECURITIES ACT FILE NO. 33-14517
                                        INVESTMENT COMPANY ACT FILE NO. 811-5178
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /

                          PRE-EFFECTIVE AMENDMENT NO.                      / /

                        POST-EFFECTIVE AMENDMENT NO. 9                     /X/

                                    AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / /


                               AMENDMENT NO. 11                            /X/

                       (CHECK APPROPRIATE BOX OR BOXES)
                           ------------------------
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           800 SCUDDERS MILL ROAD
           PLAINSBORO, NEW JERSEY                              08536
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:


           COUNSEL FOR THE FUND:                      PHILIP L. KIRSTEIN, ESQ.
           JOEL H. GOLDBERG, ESQ.                       MERRILL LYNCH ASSET
             SHEREFF, FRIEDMAN,                              MANAGEMENT
           HOFFMAN & GOODMAN, LLP                          P.O. BOX 9011
              919 THIRD AVENUE                    PRINCETON, NEW JERSEY 08543-9011
          NEW YORK, NEW YORK 10022


                            ------------------------
 It is proposed that this filing will become effective (check appropriate box):

                      /X/ immediately upon filing pursuant to paragraph (b)


                      / / on (date) pursuant to paragraph (b)

                      / / 60 days after filing pursuant to paragraph (a)(i)
                      / / on (date) pursuant to paragraph (a)(i)
                      / / 75 days after filing pursuant to paragraph (a)(ii)
                      / / on (date) pursuant to paragraph (a)(ii) of rule 485.

            If appropriate, check the following box:
                      / / this post-effective amendment designates a new
                          effective date for a previously filed post-effective amendment.
                           ------------------------

     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON SEPTEMBER 20, 1995.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                          AMOUNT OF      PROPOSED       PROPOSED
                                           SHARES         MAXIMUM        MAXIMUM       AMOUNT OF
TITLE OF SECURITIES                         BEING     OFFERING PRICE    AGGREGATE    REGISTRATION
BEING REGISTERED                         REGISTERED      PER UNIT    OFFERING PRICE       FEE
---------------------------------------------------------------------------------------------------
Shares of Beneficial Interest (par
 value $.10 per share)................    4,812,178       $12.09       $289,990.74       $100
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------



*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940 and was based upon an offering price of $12.09 per share, equal to the net asset value as of the close of business on November 20, 1995.


 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 4,788,192 Shares of Beneficial Interest.

 (3) None of the Shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.

 (4) 4,788,192 of the Shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     MERRILL LYNCH STRATEGIC DIVIDEND FUND

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                             LOCATION
-------------                                              ---------------------------------------
PART A
  Item 1.       Cover Page...............................  Cover Page
  Item 2.       Synopsis.................................  Fee Table
  Item 3.       Condensed Financial Information..........  Financial Highlights; Performance Data
  Item 4.       General Description of Registrant........  Investment Objective and Policies;
                                                             Additional Information
  Item 5.       Management of the Fund...................  Fee Table; Management of the Fund;
                                                           Inside Back Cover Page
  Item 5A.      Management's Discussion of Fund
                  Performance............................  Not Applicable
  Item 6.       Capital Stock and Other Securities.......  Cover Page; Additional Information
  Item 7.       Purchase of Securities Being Offered.....  Cover Page; Merrill Lynch Select
                                                           PricingSM System; Fee Table; Purchase
                                                             of Shares; Redemption of Shares;
                                                             Additional Information; Inside Back
                                                             Cover Page
  Item 8.       Redemption or Repurchase.................  Merrill Lynch Select PricingSM System;
                                                           Fee Table; Purchase of Shares;
                                                             Redemption of Shares
  Item 9.       Pending Legal Proceedings................  Not Applicable
PART B
  Item 10.      Cover Page...............................  Cover Page
  Item 11.      Table of Contents........................  Back Cover Page
  Item 12.      General Information and History..........  Not Applicable
  Item 13.      Investment Objectives and Policies.......  Investment Objective and Policies
  Item 14.      Management of the Fund...................  Management of the Fund
  Item 15.      Control Persons and Principal Holders of
                  Securities.............................  Management of the Fund
  Item 16.      Investment Advisory and Other Services...  Management of the Fund; Purchase of
                                                             Shares; General Information
  Item 17.      Brokerage Allocation.....................  Portfolio Transactions and Brokerage
  Item 18.      Capital Stock and Other Securities.......  General Information
  Item 19.      Determination of Net Asset Value;
                  Purchase, Redemption and Pricing of
                  Securities Being Offered...............  Purchase of Shares; Redemption of
                                                           Shares; Determination of Net Asset
                                                             Value; Shareholder Services
  Item 20.      Tax Status...............................  Taxes
  Item 21.      Underwriters.............................  Purchase of Shares
  Item 22.      Calculation of Performance Data..........  Performance Data
  Item 23.      Financial Statements.....................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Post-Effective Amendment to the Registration Statement.

PROSPECTUS

NOVEMBER 28, 1995


                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Strategic Dividend Fund (the "Fund") is a mutual fund seeking to provide shareholders with long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks which yield more than the Standard & Poor's 500 Composite Stock Price Index. Total return is the aggregate of income and capital value changes. The strategy of the Fund's manager, Merrill Lynch Asset Management, is based on the belief that stocks which have above average dividend yields will provide attractive long-term total return and greater price stability than stocks which have below average dividend yields during periods of downward movements in market prices. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 10.

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.


     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, (609) 282-2800, or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated November 28, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                 CLASS A(a)           CLASS B(b)            CLASS C      CLASS D
                                                 ----------     -----------------------   ------------   -------
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)......     5.25%(c)             None                 None        5.25%(c)
    Sales Charge Imposed on Dividend
      Reinvestments............................      None                None                 None         None
    Deferred Sales Charge (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)............      None(d)     4.0% during the first     1% for one      None(d)
                                                                 year, decreasing 1.0%        year
                                                                annually thereafter to
                                                                 0.0% after the fourth
                                                                         year
    Exchange Fee...............................      None                None                 None         None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)(e):
    Investment Advisory Fees(f)................   0.60%                  0.60%               0.60%        0.60%
    12b-1 Fees(g):
      Account Maintenance Fees.................      None                0.25%               0.25%        0.25%
      Distribution Fees........................      None                0.75%               0.75%         None
                                                                (Class B shares convert
                                                                   to Class D shares
                                                                  automatically after
                                                                  approximately eight
                                                                 years and cease being
                                                                subject to distribution
                                                                         fees)
    Other Expenses:
         Custodian Fees........................     0.01%                0.01%               0.01%        0.01%
         Shareholder Servicing Fees(h).........     0.20%                0.24%               0.24%        0.20%
         Other.................................     0.24%                0.24%               0.24%        0.24%
                                                  -------                -----               -----       ------
             Total Other Expenses..............     0.45%                0.49%               0.49%        0.45%
                                                  -------                -----               -----       ------
    TOTAL FUND OPERATING EXPENSES..............     1.05%                2.09%               2.09%        1.30%
                                                  =======                =====               =====       ======


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 23.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 25.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 23.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge will instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.


(e) Information for Class A and Class B shares is stated for the fiscal year ended July 31, 1995. Information under "Other Expenses" for Class C and Class D shares is estimated for the fiscal year ending July 31, 1996.


(f) See "Management of the Fund--Management and Advisory Arrangements"--page 19.


(g) See "Purchase of Shares--Distribution Plans"--page 28.


(h) See "Management of the Fund--Transfer Agency Services"--page 20.

EXAMPLE:


                                                          CUMULATIVE EXPENSES PAID FOR THE PERIOD
                                                                            OF:
                                                          ----------------------------------------
                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
An investor would pay the following expenses on a
  $1,000 investment including the maximum $52.50
  initial sales charge (Class A and Class D shares
  only) and assuming (1) the Total Fund Operating
  Expenses for each class set forth above, (2) a 5%
  annual return throughout the periods and (3)
  redemption at the end of the period:
     Class A...........................................    $ 63       $84       $ 107       $174
     Class B...........................................    $ 61       $85       $ 112       $223*
     Class C...........................................    $ 31       $65       $ 112       $242
     Class D...........................................    $ 65       $92       $ 120       $201
An investor would pay the following expenses on the
  same $1,000 investment assuming no redemption at the
  end of the period:
     Class A...........................................    $ 63       $84       $ 107       $174
     Class B...........................................    $ 21       $65       $ 112       $223*
     Class C...........................................    $ 21       $65       $ 112       $242
     Class D...........................................    $ 65       $92       $ 120       $201


---------------
* Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"), Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and redemptions. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".


                     MERRILL LYNCH SELECT PRICINGSM SYSTEM

     The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.


     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is the most beneficial under the investor's particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".


-------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION
    CLASS          SALES CHARGE(1)             FEE          FEE           CONVERSION FEATURE
    -----------------------------------------------------------------------------------------------
      A      Maximum 5.25% initial sales
                    charge(2)(3)               No           No                    No
    -----------------------------------------------------------------------------------------------
      B     CDSC for a period of 4 years,
            at a rate of 4.0% during the
             first year, decreasing 1.0%                             B shares convert to D shares
                  annually to 0.0%            0.25%        0.75%          automatically after
                                                                             approximately
                                                                            eight years(4)
    -----------------------------------------------------------------------------------------------
      C        1.0% CDSC for one year         0.25%        0.75%                  No
    -----------------------------------------------------------------------------------------------
      D      Maximum 5.25% initial sales
                      charge(3)               0.25%         No                    No
    -----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares-- Eligible Class A Investors."


                                                 (Notes continued on next page.)

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.


(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Sales charges are also reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares".



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically to Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares to Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding period for certain retirement plans, was modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under the investor's particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS


    The financial information in the table below has been audited in conjunction with the audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended July 31, 1995, and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the financial statements. Financial Highlights are not presented for Class A shares for the period November 25, 1987 to November 29, 1988, since no shares of that class were outstanding during such period. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.


                                                          CLASS A                                               CLASS B
                            --------------------------------------------------------------------     ------------------------------
                                                                                        FOR THE
                                                                                         PERIOD
                                                                                        NOV. 29,
                                           FOR THE YEAR ENDED JULY 31,                  1988+ TO      FOR THE YEAR ENDED JULY 31,
                            ---------------------------------------------------------   JULY 31,     ------------------------------
                             1995      1994      1993      1992      1991      1990       1989         1995       1994       1993
                            -------   -------   -------   -------   -------   -------   --------     --------   --------   --------
Increase (Decrease) in Net
 Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period................  $ 12.78   $ 13.60   $ 12.79   $ 11.90   $ 11.80   $ 12.38   $ 10.71      $  12.77   $  13.59   $  12.78
                            -------   -------   -------   -------   --------  --------  --------     --------   --------   --------
 Investment income--net...      .39       .41       .44       .44       .55       .76       .39           .29        .33        .31
 Realized and unrealized
   gain (loss) on
   investments and foreign
   currency
   transactions--net......     1.10      (.12)      .81       .93       .14      (.61)     1.88          1.07       (.18)       .81
                            -------   -------   -------   -------   --------  --------  --------     --------   --------   --------
Total from investment
 operations...............     1.49       .29      1.25      1.37       .69       .15      2.27          1.36        .15       1.12
                            -------   -------   -------   -------   --------  --------  --------     --------   --------   --------
Less dividends and
 distributions:
 Investment income--net...     (.42)     (.46)     (.44)     (.48)     (.59)     (.73)     (.46 )        (.29)      (.32)      (.31)
 Realized gain on
   investments--net.......    (1.61)     (.65)       --        --        --        --      (.14 )       (1.61)      (.65)        --
                            -------   -------   -------   -------   --------  --------  --------     --------   --------   --------
Total dividends and
 distributions............    (2.03)    (1.11)     (.44)     (.48)     (.59)     (.73)     (.60 )       (1.90)      (.97)      (.31)
                            -------   -------   -------   -------   --------  --------  --------     --------   --------   --------
Net asset value, end of
 period...................  $ 12.24   $ 12.78   $ 13.60   $ 12.79   $ 11.90   $ 11.80   $ 12.38      $  12.23   $  12.77   $  13.59
                            =======   =======   =======   =======   ========  ========  ========     ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value
 per share................    14.04%     2.38%    10.03%    11.96%     6.25%     1.20%    22.02%#       12.82%      1.30%      8.90%
                            =======   =======   =======   =======   ========  ========  ========     ========   ========   ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding
 account maintenance and
 distribution fees........     1.05%      .85%      .81%      .88%      .88%      .86%     1.04%*        1.09%       .88%       .84%
                            =======   =======   =======   =======   ========  ========  ========     ========   ========   ========
Expenses..................     1.05%      .85%      .81%      .88%      .88%      .86%     1.04%*        2.09%      1.88%      1.84%
                            =======   =======   =======   =======   ========  ========  ========     ========   ========   ========
Investment income--net....     3.39%     3.42%     3.38%     3.75%     4.83%     6.17%     4.89%*        2.36%      2.39%      2.37%
                            =======   =======   =======   =======   ========  ========  ========     ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)...........  $18,687   $21,854   $34,228   $31,512   $33,916   $37,499   $24,002      $130,921   $167,889   $227,089
                            =======   =======   =======   =======   ========  ========  ========     ========   ========   ========
Portfolio turnover........    52.69%    22.75%    25.23%    29.17%    10.50%    16.99%    33.66%        52.69%     22.75%     25.23%
                            =======   =======   =======   =======   ========  ========  ========     ========   ========   ========


                                                                        FOR THE
                                                                         PERIOD
                                                                        NOV. 25,
                                                                        1987+ TO
                                                                        JULY 31,
                              1992       1991       1990       1989       1988
                            --------   --------   --------   --------   --------
Increase (Decrease) in Net
 Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period................  $  11.88   $  11.78   $  12.37   $  10.76   $ 10.00
                            --------   --------   --------   --------   -------
 Investment income--net...       .34        .45        .60        .51       .33
 Realized and unrealized
   gain (loss) on
   investments and foreign
   currency
   transactions--net......       .91        .12       (.58)      1.89       .68
                            --------   --------   --------   --------   -------
Total from investment
 operations...............      1.25        .57        .02       2.40      1.01
                            --------   --------   --------   --------   -------
Less dividends and
 distributions:
 Investment income--net...      (.35)      (.47)      (.61)      (.52)     (.25 )
 Realized gain on
   investments--net.......        --         --         --       (.27)       --
                            --------   --------   --------   --------   -------
Total dividends and
 distributions............      (.35)      (.47)      (.61)      (.79)     (.25 )
                            --------   --------   --------   --------   -------
Net asset value, end of
 period...................  $  12.78   $  11.88   $  11.78   $  12.37   $ 10.76
                            ========   ========   ========   ========   =======
TOTAL INVESTMENT RETURN:**
Based on net asset value
 per share................     10.85%      5.14%       .15%     23.48%    10.13%#
                            ========   ========   ========   ========   =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding
 account maintenance and
 distribution fees........       .91%       .90%       .89%       .98%     1.08%*
                            ========   ========   ========   ========   =======
Expenses..................      1.91%      1.90%      1.89%      1.98%     2.08%*
                            ========   ========   ========   ========   =======
Investment income--net....      2.74%      3.81%      5.14%      5.05%     5.15%*
                            ========   ========   ========   ========   =======
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)...........  $239,048   $284,869   $337,072   $289,599   $160,045
                            ========   ========   ========   ========   =======
Portfolio turnover........     29.17%     10.50%     16.99%     33.66%    42.36%
                            ========   ========   ========   ========   =======


---------------
 * Annualized.

 ** Total investment returns exclude the effects of sales loads.


 + Commencement of operations.


 # Aggregate total investment return.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)



     The following per share data and ratios have been derived from information provided in the financial statements.



                                                                                        FOR THE PERIOD
                                                                                     OCTOBER 21, 1994+ TO
                                                                                         JULY 31, 1995
                                                                                    -----------------------
                                                                                     CLASS C      CLASS D
                                                                                    ---------    ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............................................  $11.84       $ 11.85
                                                                                    ---------    ----------
  Investment income -- net........................................................     .21           .26
  Realized and unrealized gain on investments and foreign currency
     transactions -- net..........................................................    1.21          1.23
                                                                                    ---------    ----------
Total from investment operations..................................................    1.42          1.49
                                                                                    ---------    ----------
Less dividends and distributions:
  Investment income -- net........................................................    (.25)         (.29)
  Realized gain on investments -- net.............................................    (.81)         (.81)
                                                                                    ---------    ----------
Total dividends and distributions.................................................   (1.06)        (1.10)
                                                                                    ---------    ----------
Net asset value, end of period....................................................  $12.20       $ 12.24
                                                                                    =========    ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................................................   13.30%#       13.98%#
                                                                                    =========    ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding account maintenance and distribution fees......................    1.19%*        1.13%*
                                                                                    =========    ==========
Expenses..........................................................................    2.19%*        1.38%*
                                                                                    =========    ==========
Investment income -- net..........................................................    1.94%*        2.93%*
                                                                                    =========    ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........................................  $811         $13,988
                                                                                    =========    ==========
Portfolio turnover................................................................   52.69%        52.69%
                                                                                    =========    ==========


---------------


 + Commencement of operations.



 * Annualized.



** Total investment returns, exclude the effect of sales loads.



 # Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks which yield more than the Standard & Poor's 500 Composite Stock Price Index. Total return is the aggregate of income and capital value changes. The strategy of the Fund's manager, Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), is based on the belief that stocks which have above average yields will provide attractive long-term total return and greater price stability than stocks which have below average dividend yields during periods of downward movements in market prices. While the Fund generally will invest in companies with a continuous record of paying dividends, it may also invest in companies which only recently have commenced payment of dividends. The Fund may engage in various portfolio strategies involving options and futures to seek to increase its return and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. Because the Fund will seek long-term total return (i.e., income and capital growth) by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds which may pursue their objective by investing in both income and capital growth stocks without such an emphasis. There can be no assurance that the investment objective of the Fund will be realized.

     The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in dividend-paying common stocks. The Fund may also invest in securities convertible into common stocks, non-convertible preferred stocks and debt securities and utilize the other investment practices described below. The Fund has established no rating criteria for debt securities or preferred stock that it may hold. As a result, the Fund's investments in such securities are permitted to include securities which are in default or have major risk exposures to adverse conditions. The Fund, however, does not intend to invest in securities with such characteristics or in debt securities not within the four highest quality ratings as determined by either Moody's Investors Service, Inc. (currently Aaa, Aa, A and Baa for bonds) or Standard & Poor's Ratings Group (currently AAA, AA, A and BBB for bonds). The Fund reserves the right to hold, as a temporary defensive measure or as a reserve for redemptions, short-term U.S. Government securities, money market securities, including repurchase agreements, or cash in such proportions as, in the opinion of the Manager, prevailing market or economic conditions warrant. Except during temporary defensive periods, such securities or cash will not exceed 20% of its total assets. The investment objective of the Fund set forth in the first sentence of the above paragraph and the 65% requirement with respect to dividend-paying common stocks are fundamental policies of the Fund which may not be changed without a vote of a majority of its outstanding shares as defined below.

     The Fund may invest up to 25% of its total assets in securities of foreign issuers of the foregoing types and with the foregoing characteristics. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities since the expenses of the Fund, such as custodial costs, are higher.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. The Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Manager believes that, because the Fund will (i) write only covered call options on portfolio securities and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.


     Writing Covered Call Options. The Fund is authorized to write (i.e., sell) covered call options on the equity securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.


     Purchasing Put Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its equity securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures and related options on such futures. The Fund may purchase or write call options and purchase put options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. The effectiveness of the hedge will depend on the degree of diversification of the Fund's portfolio and the sensitivity of the securities comprising the portfolio to factors influencing the market as a whole. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Currently, stock index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard, broadly based stock market indices.

     The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities and interest rates, as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in securities and financial futures contracts in United States government and agency securities and corporate debt securities. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

     The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such securities purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a stock index futures contract or the purchase of a call option on a stock index future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of debt securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which would have been incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.


     The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures, to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.


     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.


     Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in foreign forward exchange. The Fund will not attempt to hedge all of its foreign portfolio positions.


     The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date (with exchange-traded contracts and OTC options having the characteristics described above). A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

     Restrictions on the Use of Futures Transactions. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool operator" as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may (i) purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) the Fund may enter into non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Manager believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund (except as provided below) and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy is not a fundamental policy of the Fund and may be amended by the Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.


     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures prices and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     Repurchase Agreements. The Fund may invest in money market securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve

System or primary dealer in United States Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its net assets in repurchase agreements maturing in more than seven days. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.



     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of a loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund will experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.



     Illiquid Securities. The Fund may invest up to 15% of its total assets in illiquid securities, although it will limit such investments to 10% of its total assets to the extent required by state law. Pursuant to this restriction the Fund may not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, or which do not mature within seven days, or which the Board of Trustees has not determined to be liquid, if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.



     The Fund may purchase, without regard to the above limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Trustees retains oversight and is ultimately responsible for the determinations. The Board of Trustees carefully monitors the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.


INVESTMENT RESTRICTIONS

     The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not:


     - Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.



     - Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).



     Non-fundamental policies of the Fund (which may be changed by vote of the Board of Trustees) include policies which (i) notwithstanding a more lenient fundamental investment restriction concerning borrowing, prohibit the Fund from borrowing amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, such as redemption of Fund shares, and further prohibit purchases of securities while borrowings are outstanding except in limited circumstances; and (ii) limit investment in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets (or 10% to the extent required by state law) would be invested in such securities. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Trustees are not subject to the 15% (or 10%) limitation set forth in clause (ii).



     In addition, although not a fundamental policy, the Fund will include OTC options and the securities underlying such options (to the extent provided under "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures") in calculating the amount of its net assets subject to the limitation set forth in clause (ii) above. However, as discussed further above, the Fund may treat the securities it uses as cover for written OTC options as liquid and, therefore, will be excluded from this limitation, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position regarding OTC options, as discussed above.



                             MANAGEMENT OF THE FUND


TRUSTEES

     The Trustees of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Trustees are:


     ARTHUR ZEIKEL*--President of the Manager and its affiliate, FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co., and Executive Vice President of Merrill Lynch; Director of Merrill Lynch Funds Distributor, Inc.


     RONALD W. FORBES--Professor of Finance, School of Business, State University of New York at Albany.

---------------


* Interested person, as defined by the Investment Company Act, of the Fund.

     CYNTHIA A. MONTGOMERY--Professor, Harvard Business School.

     CHARLES C. REILLY--Self-employed financial consultant; Adjunct Professor, Columbia University Graduate School of Business; Former President and Chief Investment Officer of Verus Capital, Inc.; Former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     KEVIN A. RYAN--Professor of Education at Boston University; founder and current director of the Boston University Center for the Advancement of Ethics and Character.

     RICHARD R. WEST--Professor of Finance, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), which is owned and controlled by ML & Co., acts as the manager for the Fund and provides the Fund with management and investment advisory services. The principal offices of the Manager are located at 800 Scudders Mill Road, Plainsboro, New Jersey (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011). The Manager or its affiliate, FAM, acts as the investment adviser for more than 130 other registered investment companies. The Manager also offers portfolio management and portfolio analysis services to individuals and institutions. As of October 31, 1995, the Manager and FAM had a total of approximately $190.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.


     The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Trustees of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the portfolio manager for the Fund, Walter D. Rogers, who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions, and places transactions accordingly. Mr. Rogers is a Vice President of the Manager and has been employed by the Manager or its predecessor in this capacity since 1987. Mr. Rogers also acts as portfolio manager of other registered investment companies sponsored by the Manager, including Merrill Lynch Global Utility Fund, Inc. and Merrill Lynch Utility Income Fund, Inc. The Manager also is obligated to provide administrative services necessary for the operation of the Fund and all of the office space, facilities, equipment and necessary personnel for management of the Fund.


     The Fund pays the Manager a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal year ended July 31, 1995, the Manager received a fee of $1,019,890 (based on average net assets of approximately $171.2 million). At October 31, 1995, the net assets of the Fund aggregated approximately $159.1 million. At this level, the annual management fee would aggregate approximately $954,625. The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the management fee, legal and audit fees, registration fees, unaffiliated Trustees' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information distributed to shareholders. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended July 31, 1995, the amount of such reimbursement was $41,617. For the fiscal year ended July 31, 1995, the ratio of total expenses to average net assets, net of account maintenance and distribution fees, was 1.05% for the Class A shares and 1.09% for the Class B shares. For Class C and

Class D shares for the period October 21, 1994 (commencement of operations) to July 31, 1995, the annualized ratio of total expenses, net of account maintenance and distribution fees, to average net assets was 1.19% for Class C shares and 1.13% for Class D shares.


TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A and Class D shareholder account and $14.00 per Class B and Class C shareholder account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended July 31, 1995, $394,825 was paid to the Transfer Agent pursuant to the Transfer Agency Agreement. At October 31, 1995, the Fund had 1,986 Class A shareholder accounts, 14,763 Class B shareholder accounts, 196 Class C shareholder accounts and 2,378 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $257,430 plus out-of-pocket expenses.



CODE OF ETHICS



     The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.



     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of shares of the Fund.



     Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1.

     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives orders from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchasers directly through the Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and Class B shares are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 3.

     Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services-- Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.

-------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
                                                 ACCOUNT
                                               MAINTENANCE DISTRIBUTION
     CLASS           SALES CHARGE(1)               FEE         FEE       CONVERSION FEATURE
    -----------------------------------------------------------------------------------------------
     A         Maximum 5.25% initial sales          No          No
                      charge(2)(3)                                       No
    -----------------------------------------------------------------------------------------------
     B     CDSC for a period of 4 years, at a     0.25%       0.75%      B shares convert to D
           rate of 4.0% during the first year,                           shares
            decreasing 1.0% annually to 0.0%                             automatically after
                                                                         approximately eight
                                                                         years(4)
    -----------------------------------------------------------------------------------------------
     C           1.0% CDSC for one year           0.25%       0.75%      No
    -----------------------------------------------------------------------------------------------
     D    Maximum 5.25% initial sales charge(3)    0.25%        No       No
    -----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year.


(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                                             DISCOUNT TO
                                                SALES LOAD           SALES LOAD AS         SELECTED DEALERS
                                             AS PERCENTAGE OF     PERCENTAGE* OF THE       AS PERCENTAGE OF
            AMOUNT OF PURCHASE                OFFERING PRICE      NET AMOUNT INVESTED     THE OFFERING PRICE
-------------------------------------------  ----------------     -------------------     ------------------
Less than $25,000..........................        5.25%                  5.54%                  5.00%
$25,000 but less than $50,000..............        4.75                   4.99                   4.50
$50,000 but less than $100,000.............        4.00                   4.17                   3.75
$100,000 but less than $250,000............        3.00                   3.09                   2.75
$250,000 but less than $1,000,000..........        2.00                   2.04                   1.80
$1,000,000 and over**......................        0.00                   0.00                   0.00

---------------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994, and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994 may be subject to a CDSC, in lieu of an initial sales charge, if the shares are redeemed within one year of purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and 0.25% on purchases of more than $5,000,000. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain Employer Sponsored Retirement or Savings Plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). During the fiscal year ended July 31, 1995, the Fund sold 181,563 Class A shares for aggregate net proceeds of $2,155,978. The gross sales charges for the sale of Class A shares of the Fund for that year were $11,029, of which $628 and $10,401 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended July 31, 1995, no CDSCs were received with respect to Class A shares for which the initial sales charge was waived.



     During the period October 21, 1994 (commencement of operations) to July 31, 1995, the Fund sold 118,404 Class D shares for aggregate net proceeds of $1,359,401. The gross sales charges for the sale of Class D shares of the Fund for that period were $9,527, of which $673 and $8,854 were received by the Distributor and Merrill Lynch, respectively. For the same period, no CDSCs were received with respect to Class D shares for which the initial sales charge was waived.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A and Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met for closed-end funds that commenced operations prior to October 21, 1994. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.


     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

     Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".


     Class A and Class D shares are offered at net asset value to certain Employer Sponsored Retirement or Savings Plans and to Employee Access AccountsSM available through employers which provide such plans.


     Class D shares are offered at net asset value to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has (i) invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, or (ii) invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has not served as a selected dealer, if certain conditions set forth in the Statement of Additional Information are met.

     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch BlueprintSM Program.


     Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Municipal Strategy Fund, Inc. in shares of the Fund.

     Additional information concerning these reduced initial sales charges, including information regarding investments by Employer Sponsored Retirement or Savings Plans, is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                      CLASS B CDSC AS A
                                                                        PERCENTAGE OF
                            YEAR SINCE PURCHASE                         DOLLAR AMOUNT
                                PAYMENT MADE                          SUBJECT TO CHARGE
        ------------------------------------------------------------  -----------------
        0-1.........................................................         4.00%
        1-2.........................................................         3.00
        2-3.........................................................         2.00
        3-4.........................................................         1.00
        4 and thereafter............................................         0.00


     For the fiscal year ended July 31, 1995, the Distributor received CDSCs of $139,714 with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000), and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).



     In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services -- Exchange Privilege").


     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch BlueprintSM Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access AccountSM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.


     Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     For the fiscal period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received CDSCs of $627, with respect to the redemption of Class C shares, all of which was paid to Merrill Lynch.


     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.


     The Conversion Period also is modified for retirement plan investors which participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services -- Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participation in the MFA program.


DISTRIBUTION PLANS


     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.


     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and payable monthly, at the annual rate of 1.0% of average daily net assets of the Class B shares of the Fund under a distribution plan previously adopted by the Fund (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to the Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Class B Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled.


     For the fiscal year ended July 31, 1995, the Fund paid the Distributor account maintenance fees of $358,249 and distribution fees of $1,074,747 (based on average net assets relating to the Class B shares of approximately $142.5 million) under the Class B Distribution Plan. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the Fund paid the Distributor account maintenance fees of $768 and distribution fees of $2,303 (based on average net assets relating to the Class C shares of approximately $398,162) under the Class C Distribution Plan. For the same period, the Fund paid the Distributor $17,716 in account maintenance fees (based on average net assets relating to the Class D shares of approximately $9.1 million) under the Class D Distribution Plan. At October 31, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $125.5 million. At this net asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $1.3 million. At October 31, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $1.1 million. At this net asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate approximately $10,767. At October 31, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $14.9 million. At this net asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $37,266.



     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution revenues and expenses is presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the distribution fees and CDSCs, and the expenses consist of financial consultant compensation. With respect to Class B shares, as of December 31, 1994, the last date at which fully allocated data is available, the fully allocated accrual revenues received by the Distributor and Merrill Lynch exceeded fully allocated accrual expenses for the period since the Fund commenced operations on November 25, 1987 by approximately $4,336,000 (3.21% of Class B net assets at that date). As of December 31, 1994, direct cash revenues for the period exceeded direct cash expenses by $14,360,003 (10.63% of Class B net assets at that date). As of July 31, 1995, direct cash revenues for the period since the Fund commenced operations exceeded direct cash expenses by $15,106,001 (11.46% of Class B net assets at that date). With respect to Class C shares, as of December 31, 1994, direct cash expenses for the period since October 21, 1994 (commencement of operations) exceeded direct cash revenues by $294 (.04% of Class C net assets at that date).


     The Fund has no obligation with respect to distribution-related and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or the distribution of each class of shares separately. The initial sales charges, the account maintenance fee, distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the net asset value of the Fund's shares at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as his (their) name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified as the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (i.e., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally this delay will not exceed 10 days.

REPURCHASE


     The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on the day received and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day.


     The repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC); securities firms which do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for a redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page or from the Distributor or Merrill Lynch. Included in such services are the following:

INVESTMENT ACCOUNT


     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive, at least quarterly, statements from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an account in the transferring shareholder's name may be opened at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.

     Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.


     Class B, Class C and Class D shares are exchangeable for shares of the same class of other MLAM-advised mutual funds.



     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.



     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.


     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the

Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.


     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares reacquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so acquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on the payment date. A shareholder whose account is maintained at Merrill Lynch may, at any time, by written notification to Merrill Lynch, elect to have both dividends and capital gains distributions paid in cash rather than reinvested. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


SYSTEMATIC WITHDRAWAL PLANS

     A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account through automatic payment by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semi-annual or annual basis through the Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS

     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund in amounts of $100 or more through the CMA(R) Automated Investment Program.

RETIREMENT PLANS

     Self-directed individual retirement accounts ("IRAs") and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain other mutual funds whose shares are distributed by the Distributor, as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the Fund seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Fund generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Manager. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Fund may receive orders for transactions by the Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Manager, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. See "Management of the Fund--Management and Advisory Arrangements". In addition, consistent with the Rules of Fair Practice of the NASD, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting such transactions.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales loads in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


                                     TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income, and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares.

     Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains distributions. A portion of the Fund's ordinary income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Pursuant to the Fund's investment objectives, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding").

Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     A loss on the sale or exchange of shares of the Fund held by a shareholder for less than 6 months will be a capital loss to the extent of any long term capital gains distributions paid with respect to such shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Ordinary income and capital gains dividends may also be subject to state and local taxes.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income are paid quarterly. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value." Dividends and distributions may be reinvested automatically in shares of the Fund, at net asset value without sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described above whether they are reinvested in shares of the Fund or received in cash.



     All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.



     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments.


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on each day during which the New York Stock Exchange is open for trading. The net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.



     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Manager, to provide certain securities prices for the Fund. For the fiscal year ended July 31, 1995, the Fund did not pay any fees to MLSPS.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Any assets and liabilities initially expressed in terms of non-U.S. Dollar currencies are translated into U.S. Dollar currencies at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund.



     When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of such liability subsequently will be marked-to-market to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter markets, the last bid price. Other investments, including futures contracts and related options, are stated at market value. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sales are increased by the premium originally received.


ORGANIZATION OF THE FUND

     The Fund was organized on May 14, 1987 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund is authorized to issue an unlimited number of shares of beneficial interest of different classes, $.10 par value per share. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares. The Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes of beneficial interest at a future date. Shares have the conversion rights described in this Prospectus.

     The Declaration of Trust of the Fund does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution or account maintenance fees or of a change in the fundamental policies, objective or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees.


SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.


                         P.O. Box 45289

                         Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.
                      ------------------------------------

     The Declaration of Trust establishing the Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Strategic Dividend Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

                      (This page intentionally left blank)

       MERRILL LYNCH STRATEGIC DIVIDEND FUND--AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)
             / / Class A shares          / / Class B shares          / / Class C
shares          / / Class D shares
of Merrill Lynch Strategic Dividend Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:


      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.


      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

1. ..........................    4. ...............................

2. ..........................    5. ...............................

3. ..........................    6. ...............................

Name............................................................................
     First Name                    Initial                    Last Name

Name of Co-Owner (if any).......................................................
                      First Name            Initial           Last Name

Address.........................................................................

 ................................................................................
                                                                      (Zip Code)

Occupation......................................................................

 ................................................................................
                               Signature of Owner

Name and Address of Employer....................................................

 ................................................................................

 ................................................................................
                         Signature of Co-Owner (if any)

(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTION

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  / /     Reinvest                             SELECT  / /     Reinvest
                        ONE:   / /      Cash                                 ONE:   / /      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or  / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Strategic Dividend Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE):  / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ................................................... Account
Number..........................................................................

Bank Address....................................................................


I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.


Signature of Depositor..........................................................

Signature of Depositor ......................................................
Date............................................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

--------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER


            /                                                      /
            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

-----------------------------            --------------------------------------
     Signature of Owner                      Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)


Dear Sir/Madam:


                                                                         , 19
                                              ---------------------------    --
                                                Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Strategic Dividend Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

   / / $25,000    / / $50,000    / / $100,000    / / $250,000    / / $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Strategic Dividend Fund Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Special Value Fund, Inc. held as security.

By
  --------------------------    ------------------------------------------------
      Signature of Owner                      Signature of Co-Owner
                                (If registered in joint parties, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name
         ---------------------------------
Account Number
               ---------------------------
(2) Name
         ---------------------------------
Account Number
               ---------------------------

--------------------------------------------------------------------------------
5. FOR DEALER ONLY

                         Branch Office, Address, Stamp




This form when completed should be mailed to:

Merrill Lynch Strategic Dividend Fund

c/o Merrill Lynch Financial Data Services, Inc.


P.O. Box 45289

Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the shareholder's signature.


--------------------------------------------------------------------------------
                            Dealer Name and Address

By
   -----------------------------------------------------------------------------
                         Authorized Signature of Dealer

/          /         /      /
Branch-Code          F/C No.              --------------------------------------
                                                         F/C Last Name


/          /         /         /
Dealer's Customer Account No.

--------------------------------------------------------------------------------
       MERRILL LYNCH STRATEGIC DIVIDEND FUND--AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

Name of Owner                                                         /                                                         /
             --------------------------------------------------                           Social Security No.
                                                                                     or Taxpayer Identification No.
Name of Co-Owner (if any)
Address                  --------------------------------------       Account Number
       --------------------------------------------------------                     --------------------------------------------
                                                                      (if existing account)
---------------------------------------------------------------

--------------------------------------------------------------------------------


2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS D SHARES ONLY (See terms and conditions in the Statement of Additional Information)


   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Strategic Dividend Fund at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or / / Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic
withdrawal on                (month), or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE):
/ / $                or / /           % of the current value of  / / Class A or
/ / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   / / as indicated in Item 1.
   / / to the order of
                      ----------------------------------------------------------

Mail to (check one)
   / / the address indicated in Item 1.
   / / Name (please print)
                          ------------------------------------------------------

Address
        ------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Signature of Owner                                     Date
                       -------------------------------------    ----------------
     Signature of Co-Owner (if any)
                                    --------------------------------------------

(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.



Specify type of Account (check one): / / checking / / savings


Name on your account
                    ------------------------------------------------------------
Bank Name
         -----------------------------------------------------------------------
Bank Number                                    Account Number
            -----------------------------------              -------------------
Bank Address
            --------------------------------------------------------------------

-------------------------------------------------------------------------------
Signature of Depositor                                     Date
                      -------------------------------------    -----------------
Signature of Depositor
                      ----------------------------------------------------------
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN


   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase (choose one)


 / / Class A shares  / / Class B shares  / / Class C shares  / / Class D shares of Merrill Lynch Strategic Dividend Fund, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Strategic Dividend Fund as indicated below:

   Amount of each check or ACH debit $
                                      -----------------------------------------
   Account Number
                 --------------------------------------------------------------

Please date and invest ACH debits on the 20th of each month beginning or as soon thereafter as possible.
-----------------------
(month)


I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


-----------------      ---------------------------------------
     Date                      Signature of Depositor

                       ---------------------------------------
                              Signature of Depositor
                         (If joint account, both must sign)

                                AUTHORIZATION TO
                                HONOR ACH DEBITS
                     DRAWN BY MERRILL LYNCH FINANCIAL DATA

                                 SERVICES, INC.

To                                                                          Bank
  --------------------------------------------------------------------------
                               (Investor's Bank)

Bank Address
            -------------------------------------------------------------------

City            State            Zip Code
    ------------     ------------        --------------------------------------


As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc.. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


--------------------   ---------------------------------------
       Date                     Signature of Depositor

--------------------   ---------------------------------------
Bank Account Number             Signature of Depositor
                          (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER
                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:

                                 P.O. Box 9011


                        Princeton, New Jersey 08543-9011


                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:

                                 P.O. Box 9081


                        Princeton, New Jersey 08543-9081


                                   CUSTODIAN
                      State Street Bank and Trust Company
                             One Heritage Drive P2N
                       North Quincy, Massachusetts 02171

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.


                            Administrative Offices:

                           4800 Deer Lake Drive East

                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL

                   Shereff, Friedman, Hoffman & Goodman, LLP

                                919 Third Avenue
                            New York, New York 10022

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ---------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fee Table...............................    2
Merrill Lynch Select Pricing(SM) System.    3
Financial Highlights....................    8
Investment Objective and Policies.......   10
Management of the Fund..................   18
  Trustees..............................   18
  Management and Advisory Arrangements..   19
  Transfer Agency Services..............   20
  Code of Ethics........................   20
Purchase of Shares......................   20
  Initial Sales Charge
     Alternatives--Class A and Class D
     Shares.............................   23
  Deferred Sales Charge Alternatives--
     Class B and Class C Shares.........   25
  Distribution Plans....................   28
  Limitations on the Payment of Deferred
     Sales Charges......................   30
Redemption of Shares....................   30
  Redemption............................   31
  Repurchase............................   31
  Reinstatement Privilege--Class A and
     Class D Shares.....................   32
Shareholder Services....................   32
Portfolio Transactions..................   35
Performance Data........................   36
Taxes...................................   37
Additional Information..................   39
  Dividends and Distributions...........   39
  Determination of Net Asset Value......   39
  Organization of the Fund..............   40
  Shareholder Reports...................   41
  Shareholder Inquiries.................   41
Authorization Form......................   43
Code #10559-1195


          (MERRILL LYNCH LOGO)

          MERRILL LYNCH
          STRATEGIC DIVIDEND FUND

          PROSPECTUS


          November 28, 1995


          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.

          This prospectus should be
          retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                            ------------------------


     The investment objective of Merrill Lynch Strategic Dividend Fund (the "Fund") is to seek long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks which yield more than the Standard & Poor's 500 Composite Stock Price Index. Total return is the aggregate of income and capital value changes. The strategy of the Fund's manager, Merrill Lynch Asset Management, is based on the belief that stocks which have above average yields will provide attractive long-term total return and greater price stability than stocks which have below average dividend yields during periods of downward movements in market prices. There can be no assurance that the investment objective of the Fund will be realized.



     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated November 28, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                            ------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR
                            ------------------------


   The date of this Statement of Additional Information is November 28, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks which yield more than the Standard & Poor's 500 Composite Stock Price Index. Total return is the aggregate of income and capital value changes. The strategy of the Fund's manager, Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management ("MLAM" or the "Manager"), is based on the belief that stocks which have above average yields will provide attractive long-term total return and greater price stability than stocks which have below average dividend yields during periods of downward movements in market prices. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover may be higher than that of other investment companies. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund's portfolio turnover rates for the fiscal years ended July 31, 1994 and 1995 were 22.75% and 52.69%, respectively.


PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     Reference is made to the discussion under the caption "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. The Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will write only covered call options on portfolio securities and engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies the Fund may utilize involving options and futures.

     Writing Covered Call Options. The Fund is authorized to write (i.e., sell) covered call options on the equity securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a particular hedge against the price of the underlying security declining.


     The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following:
(i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may also enter into over-the-counter put and call option transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The Fund will only enter into over-the-counter option transactions with respect to portfolio securities for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the Securities and Exchange Commission (the "Commission") has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities to the extent set forth under "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures" in the Prospectus.

     Purchasing Put Options. The Fund may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will purchase only put options traded on an exchange. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock index options and futures and financial futures and related options on such futures. Set forth below is further information concerning futures transactions.

     A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

     Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and
(ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in futures transactions and options thereon only for hedging purposes.

     When the Fund purchases futures contracts or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed income securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.


     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.15% of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.


     The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a pound sterling-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.


     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts and movements in the price of the underlying security which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the underlying security, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the underlying security which is the subject of the hedge.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options of the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.


     Lending of Portfolio Securities. Subject to investment restriction (5) below, the Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

     Illiquid Securities. While the Fund will not purchase illiquid securities in an amount exceeding 15% (10% to the extent required by state law) of its total assets, the Fund may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.


     The Board of Trustees carefully monitors the Fund's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:


          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.


          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


     The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Trustees without approval by the shareholders. Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."


          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction
     (c). Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Trustees are not subject to the limitations set forth in this investment restriction (c). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free of restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities.


          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          i. Notwithstanding fundamental restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding except to honor prior commitments and exercise subscription rights.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions permitted pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933 or are not municipal securities as defined in the Securities Exchange Act of 1934 in which such firms or any of its affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


     The Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is

P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (63)--President and Trustee(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors), since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors), since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Executive Vice President of Merrill Lynch since 1990 and Senior Vice President thereof from 1985 to 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor").



     RONALD W. FORBES (55)--Trustee(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989.



     CYNTHIA A. MONTGOMERY (43)--Trustee(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 12163. Professor, Harvard Business School since 1989; Associate Professor, J.L.--Kellogg Graduate School of Management, Northwestern University, 1985-1989; Assistant Professor, Graduate School of Business Administration, the University of Michigan, 1979-1985; Director of UNUM Corporation and Newell Company.



     CHARLES C. REILLY (64)--Trustee(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, 1990; Adjunct Professor, Wharton School, University of Pennsylvania, since 1990; Partner, Small Cities Cable Television since 1986.



     KEVIN A. RYAN (63)--Trustee(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Professor of Education at Boston University since 1982; Founder and current Director of The Boston University Center for Advancement of Ethics & Character; Formerly taught on the faculties of the University of Chicago, Stanford University and The Ohio State University.



     RICHARD R. WEST (57)--Trustee(2)--287 Genoa Springs Drive, Genoa, Nevada 89411. Professor of Finance, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration; Professor of Finance at the Amos Tuck School of Business Administration from 1976 to 1984 and Dean from 1976 to 1983; Director of Vornado, Inc. (real estate holding corporation), Constar International, Inc., Smith Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc.



     TERRY K. GLENN (55)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991.



     NORMAN R. HARVEY (62)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982.



     DONALD C. BURKE (35)--Vice President(1)(2)--Vice President and Director of Taxation of the Manager since 1990; Employee of Deloitte & Touche LLP from 1982 until 1990.



     WALTER D. ROGERS (52)--Vice President(1)--Vice President of the Manager since 1987.



     GERALD M. RICHARD (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984; employee of the Distributor since 1978.

     ROBERT HARRIS (43)--Secretary(1)(2)--Vice President of the Manager since 1984 and attorney associated with the Manager since 1980; Secretary of the Distributor since 1982.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or its affiliate, FAM, acts as investment adviser.


     As of October 31, 1995, the officers and Trustees of the Fund as a group (12 persons) owned an aggregate of less than 1/4 of 1% of the outstanding shares of common stock of ML & Co., and owned an aggregate of less than 1% of the outstanding shares of the Fund.



     Pursuant to the terms of the management agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees of all Trustees who are affiliated persons of ML & Co. or its subsidiaries. The Fund pays each Trustee not affiliated with the Manager a fee of $1,000 per year plus $400 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee, which consists of all the nonaffiliated Trustees with a fee of $1,000 per year; the Chairman of the Audit and Nominating Committee receives an additional annual fee of $1,000 per year. For the fiscal year ended July 31, 1995, fees and expenses paid to nonaffiliated Trustees aggregated $18,444.



     The following table sets forth the compensation paid by the Fund to the non-interested Trustees for the fiscal year ended July 31, 1995 and the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Trustees for the calendar year ended December 31, 1994.



                                                                                          TOTAL
                                                                                       COMPENSATION
                                                                                      FROM FUND AND
                                       AGGREGATE         PENSION OR RETIREMENT       MLAM/FAM ADVISED
                                      COMPENSATION        BENEFITS ACCRUED AS         FUNDS PAID TO
          NAME OF DIRECTOR             FROM FUND         PART OF FUND EXPENSES         TRUSTEES(1)
------------------------------------  ------------       ---------------------       ----------------
Ronald W. Forbes....................     $4,000                   None                   $154,400
Cynthia A. Montgomery...............     $2,233                   None                   $133,817
Charles C. Reilly...................     $4,000                   None                   $278,900
Kevin A. Ryan.......................     $4,000                   None                   $154,400
Richard R. West.....................     $5,000                   None                   $300,900


---------------


(1) In addition to the Fund, the Trustees served on other MLAM/FAM Advised Funds as follows: Mr. Forbes (37 funds); Ms. Montgomery (37 funds); Mr. Reilly (54 funds); Mr. Ryan (37 funds); and Mr. West (54 funds).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities may be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal years ended July 31, 1993, 1994 and 1995, the total management fees paid by the Fund to the Manager aggregated $1,546,576, $1,381,980 and $1,019,890, respectively. At October 31,
1995, the net assets of the Fund aggregated approximately $159.1 million. At this level, the annual management fee would aggregate approximately $954,625.



     The State of California imposes limitations on the expenses of the Fund. At the date of this Statement of Additional Information, these annual expense limitations require that the Manager reimburse the Fund in any amount necessary to prevent the aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. Such reimbursement, if any, will be subtracted from the monthly management fee. To date, such reimbursement has not been required. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed the expense limitation at the time of such payment.


     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of the Manager or any of its subsidiaries. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholders reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent, expenses of redemption of shares; Securities and Exchange Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of nonaffiliated Trustees; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund in connection with the offering of its shares. See "Purchase of Shares--Distribution Plans".

     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by the Manager or an affiliate of the Manager, FAM. Funds advised by FAM or the Manager are referred to herein as "MLAM-advised mutual funds."

     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offerings of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES


     The gross sales charges for the sale of Class A shares for the fiscal years ended July 31, 1993, 1994 and 1995 were $81,292, $80,525 and $11,029, respectively, of which the Distributor received $2,936, $4,364 and $628, respectively, and Merrill Lynch received $79,356, $76,171 and $10,401, respectively. During the fiscal year ended July 31, 1995, the Distributor received no CDSCs on Class A shares for which the initial sales charge was waived. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the gross sales charges for the sale of Class D shares was $9,527, of which the Distributor received $673 and Merrill Lynch received $8,854. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage."


     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under the subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.


     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint Program is directed to small investors, group Individual Retirement Accounts ("IRAs") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Employer Sponsored Retirement Plans and Savings. Class A and Class D shares are offered at net asset value to employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated at least $20 million in MLAM-advised mutual funds (in the case of Class A shares) or $5 million in MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated. Tax qualified retirement plans within the meaning of Section 401(a) of the Code meeting any of the foregoing requirements and which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a wide range of investments including individual corporate equities and other securities in addition to mutual fund shares) by the Merrill Lynch Blueprint(SM) Program, are offered Class A shares at a price equal to net asset value per share plus a reduced sales charge of 0.50%. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A shares or Class D shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, (iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or (iv) if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.


     Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A or Class D shares at net asset value has the option of (i) purchasing Class D shares at the initial sales charge schedule disclosed in the Prospectus for purchases of up to $1,000,000 and at 0.75% for purchases of $1,000,000 or more, (ii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or (iii) if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class C shares with a waiver upon redemption, purchasing Class B or Class C shares at their respective CDSC schedule disclosed in the Prospectus.



     Certain Employer Sponsored Retirement or Savings Plans, which were permitted prior to October 21, 1994, to purchase Class A shares at the initial sales charge schedule in the then current prospectus for purchases up to $1,000,000 and at 0.75% for purchases of $1,000,000 or more, may purchase Class A shares at the initial sales charge schedule disclosed in the Prospectus for purchases of up to $1,000,000 and at 0.75% for purchases of $1,000,000 or more. The minimum initial and subsequent purchase requirement are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.



     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide Employer Sponsored Retirement or Savings Plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     Purchase Privileges of Certain Persons. Trustees of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.


     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than 6 months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after notice.

     Employees and directors wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or FAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares if they are eligible Class A investors, Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares either must have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day. Similarly, Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund pursuant to a tender offer by Municipal Strategy Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable.


     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of each Distribution Plan or such report, the first two years in an easily accessible place.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES



     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of July 31, 1995 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and with respect to Class B shares the Distributor's voluntary maximum. Class C has no voluntary waiver.



                                                                    DATA CALCULATED AS OF JULY 31, 1995
                                          ---------------------------------------------------------------------------------------
                                                                                  CLASS B
                                                                              (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                                 ALLOWABLE                 AMOUNTS                      FEE AT
                                          ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                            GROSS      SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                          SALES(1)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                          ---------  ---------   ----------   -------   --------------   ---------   ------------
Under NASD Rule as Adopted.............    $388,184   $24,261      $9,410     $33,671      $ 17,782       $15,889        $928
Under Distributor's Voluntary Waiver...    $388,184   $24,261      $1,941     $26,202      $ 17,782       $ 8,420        $928



                                                                                  CLASS C
                                                                            (NOT IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                     ALLOWABLE   ALLOWABLE                 AMOUNTS                      FEE AT
                                          ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                            GROSS      SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                          SALES(1)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                          ---------  ---------   ----------   -------   --------------   ---------   ------------
Under NASD Rule as Adopted.............    $766,878   $47,930      $1,771     $49,701       $2,930        $46,771       $6,083


---------------

(1) Purchase price of all eligible Class B shares sold since November 25, 1987 (commencement of the operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made prior to July 6, 1993 under a prior plan applicable to Class B shares at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Commission or during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's costs, depending on the net asset value of such shares at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES



     As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares," while Class B shares redeemed within four years of purchase or are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age
59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy), or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended July 31, 1993, 1994 and 1995, the Distributor received CDSCs of $291,740, $122,226 and $139,714, respectively, with respect to redemption of Class B shares, all of which was paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received CDSCs of $627, with respect to redemption of Class C shares, all of which was paid to Merrill Lynch.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under
Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Sections 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC also is waived for any Class B or Class C shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA, that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access AccountsSM available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for making the Fund's portfolio decisions, placing the Fund's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid, subject to policy established by the Fund's Trustees and officers. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where practicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund the best price and execution or other services which are of benefit to the Fund. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Fund and the sale of underlying securities upon the exercise of such options. Consistent with the Rules of Fair Practice of the NASD, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.


     The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If in the judgment of the Manager the Fund will be benefited by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts. For the fiscal year ended July 31, 1995, the Fund did not acquire any securities of brokers or dealers which executed its portfolio transactions during that year.


     The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as the Fund's dealer in such transactions and may serve as its broker in over-the-counter transactions conducted on an agency basis.


     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Fund on the floor of any national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Fund at least annually setting forth the compensation it has received in connection with such transactions.



     For the fiscal year ended July 31, 1993, the Fund paid total brokerage commissions of $246,230, of which $9,564 or 3.88% was paid to Merrill Lynch for effecting 5.43% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended July 31, 1994, the Fund paid total brokerage commissions of $293,748, of which $13,360 or 4.6% was paid to Merrill Lynch for effecting 5.9% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended July 31, 1995, the Fund paid total brokerage commissions of $327,592, of which $7,026 or 2.14% was paid to Merrill Lynch for effecting 2.20% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.


     The Trustees of the Fund have considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.


     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on each day the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and the Distributor and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.



     Portfolio securities which are securities traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities traded on a stock exchange and the over-the-counter market will be valued according to the broadest and most representative market. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price.


     Where there is no market quotation on securities or options, fair market value will be determined in good faith by or under the direction of the Fund's Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.

     When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of such liability will be subsequently marked-to-market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sale are increased by the premium originally received.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services summarized below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT


     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions.


     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly from the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. The Automatic Investment Plan is not available to shareholders participating in certain retirement plans. For investors who buy shares of the Fund through the Merrill Lynch BlueprintSM Program, no minimum charge to the investor's bank account is required. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-800-MER-

FUND) to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on the payment date.


SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account, on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the New York Stock Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Fund Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to a shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch financial consultant.

RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plans.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period of the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, dividend reinvestment Class A and Class D shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% sales charge that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Merrill Lynch Special Value Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Merrill Lynch Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.


     The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.


     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds issuing Class A, Class B, Class C and Class D Shares:

MERRILL LYNCH ADJUSTABLE RATE
SECURITIES FUND, INC. ..............     High current income, consistent with a
                                           policy of limiting the degree of
                                           fluctuation in net asset value by
                                           investing primarily in a portfolio of
                                           adjustable rate securities,
                                           consisting principally of
                                           mortgage-backed and asset-backed
                                           securities.

MERRILL LYNCH AMERICAS INCOME FUND,
  INC. .............................     As high a level of current income as is
                                           consistent with prudent investment
                                           risk through investment primarily in
                                           debt securities denominated in a
                                           currency of a country located in the
                                           Western Hemisphere (i.e., North and
                                           South America and the surrounding
                                           waters).

MERRILL LYNCH ARIZONA LIMITED
MATURITY MUNICIPAL BONDS FUND.......     A portfolio of Merrill Lynch
                                           Multi-State Limited Maturity
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of income exempt from
                                           Federal and Arizona income taxes as
                                           is consistent with prudent investment
                                           management through investment in a
                                           portfolio primarily of
                                           intermediate-term investment grade
                                           Arizona Municipal Bonds.

MERRILL LYNCH ARIZONA MUNICIPAL BOND
  FUND..............................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and Arizona
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH ARKANSAS MUNICIPAL
BOND FUND...........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and Arkansas
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH ASSET GROWTH FUND,
INC. ...............................     High total investment return,
                                           consistent with prudent risk, from
                                           investment in United States and
                                           foreign equity, debt and money market
                                           securities the combination of which
                                           will be varied both with respect to
                                           types of securities and markets in
                                           response to changing market and
                                           economic trends.

MERRILL LYNCH ASSET INCOME FUND,
INC. ...............................     A high level of current income through
                                           investment primarily in United States
                                           fixed income securities.


MERRILL LYNCH BALANCED FUND FOR
  INVESTMENT AND RETIREMENT,
  INC. .............................     As high a level of total investment
                                           return as is consistent with a
                                           relatively low level of risk through
                                           investment in common stock and other
                                           types of securities, including fixed
                                           income securities and convertible
                                           securities.


MERRILL LYNCH BASIC VALUE FUND,
INC. ...............................     Capital appreciation and, secondarily,
                                           income by investing in securities,
                                           primarily equities, that are
                                           undervalued and therefore represent
                                           basic investment value.

MERRILL LYNCH CALIFORNIA INSURED
  MUNICIPAL BOND FUND...............     A portfolio of Merrill Lynch California
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of insured income
                                           exempt from Federal and California
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH CALIFORNIA LIMITED
  MATURITY MUNICIPAL BOND FUND......     A portfolio of Merrill Lynch
                                           Multi-State Limited Maturity
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of income exempt from
                                           Federal and California income taxes
                                           as is consistent with prudent
                                           investment management through
                                           investment in a portfolio primarily
                                           of intermediate-term investment grade
                                           California Municipal Bonds.

MERRILL LYNCH CALIFORNIA MUNICIPAL
BOND FUND...........................     A portfolio of Merrill Lynch California
                                           Municipal Series Trust, a series
                                           fund, whose objective is as high a
                                           level of income exempt from Federal
                                           and California income taxes as is
                                           consistent with prudent investment
                                           management.

MERRILL LYNCH CAPITAL FUND, INC. ...     The highest total investment return
                                           consistent with prudent risk through
                                           a fully managed investment policy
                                           utilizing equity, debt and
                                           convertible securities.

MERRILL LYNCH COLORADO MUNICIPAL
BOND FUND...........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and Colorado
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH CONNECTICUT MUNICIPAL
  BOND FUND.........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and Connecticut
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH CORPORATE BOND FUND,
  INC. .............................     Current income from three separate
                                           diversified portfolios of fixed
                                           income securities.


MERRILL LYNCH DEVELOPING CAPITAL
  MARKETS FUND, INC. ...............     Long-term capital appreciation through
                                           investment in securities, principally
                                           equities, of issuers in countries
                                           having smaller capital markets.


MERRILL LYNCH DRAGON FUND, INC. ....     Capital appreciation primarily through
                                           investment in equity and debt
                                           securities of issues domiciled in
                                           developing countries located in Asia
                                           and the Pacific Basin.

MERRILL LYNCH EUROFUND..............     Capital appreciation primarily through
                                           investment in equity securities of
                                           corporations domiciled in Europe.

MERRILL LYNCH FEDERAL SECURITIES
  TRUST.............................     High current return through investments
                                           in U.S. Government and Government
                                           agency securities, including GNMA
                                           mortgage-backed certificates and
                                           other mortgage-backed Government
                                           securities.

MERRILL LYNCH FLORIDA LIMITED
MATURITY MUNICIPAL BOND FUND........     A portfolio of Merrill Lynch
                                           Multi-State Limited Maturity
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of income exempt from
                                           Federal income taxes as is consistent
                                           with prudent investment management
                                           while seeking to offer shareholders
                                           the opportunity to own securities
                                           exempt from Florida intangible
                                           personal property taxes through
                                           investment in a portfolio primarily
                                           of intermediate-term investment grade
                                           Florida Municipal Bonds.

MERRILL LYNCH FLORIDA MUNICIPAL BOND
  FUND..............................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is as
                                           high a level of income exempt from
                                           Federal income taxes as is consistent
                                           with prudent investment management
                                           while seeking to offer shareholders
                                           the opportunity to own securities
                                           exempt from Florida intangible
                                           personal property taxes.

MERRILL LYNCH FUND FOR
  TOMORROW, INC. ...................     Long-term growth through investment in
                                           a portfolio of good quality
                                           securities, primarily common stock,
                                           potentially positioned to benefit
                                           from demographic and cultural changes
                                           as they affect consumer markets.

MERRILL LYNCH FUNDAMENTAL GROWTH
  FUND, INC. .......................     Long-term growth through investment in
                                           a diversified portfolio of equity
                                           securities in placing particular
                                           emphasis on companies that have
                                           exhibited an above-average growth
                                           rate in earnings.

MERRILL LYNCH FUNDAMENTAL VALUE
  PORTFOLIO (Available only for
  exchanges by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian)........................     A portfolio of Merrill Lynch Retirement
                                           Asset Builder Program, Inc., a series
                                           fund, whose objective is to provide
                                           capital appreciation and income by
                                           investing in securities, with at
                                           least 65% of the portfolio's assets
                                           being invested in equities.


MERRILL LYNCH GLOBAL ALLOCATION
  FUND, INC. .......................     High total return consistent with
                                           prudent risk, through a fully-managed
                                           investment policy utilizing United
                                           States and foreign equity, debt and
                                           money market securities, the
                                           combination of which will be varied
                                           from time to time both with respect
                                           to types of securities and markets in
                                           response to changing market and
                                           economic trends.

MERRILL LYNCH GLOBAL BOND FUND FOR
  INVESTMENT AND RETIREMENT.........     High total investment return from
                                           investment in government and
                                           corporate bonds denominated in
                                           various currencies and multi-national
                                           currency units.

MERRILL LYNCH GLOBAL CONVERTIBLE
  FUND, INC. .......................     High total return from investment
                                           primarily in an internationally
                                           diversified portfolio of convertible
                                           debt securities, convertible
                                           preferred stock and "synthetic"
                                           convertible securities consisting of
                                           a combination of debt securities or
                                           preferred stock and warrants or
                                           options.

MERRILL LYNCH GLOBAL HOLDINGS, INC.
  (residents of Arizona must meet
  investor suitability standards)...     The highest total investment return
                                           consistent with prudent risk through
                                           worldwide investment in an
                                           internationally diversified portfolio
                                           of securities.


MERRILL LYNCH GLOBAL OPPORTUNITY
  PORTFOLIO (Available only for
  exchanges by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian)........................     A portfolio of Merrill Lynch Retirement
                                           Asset Builder Program, Inc., a series
                                           fund, whose objective is to provide a
                                           high total investment return through
                                           an investment policy utilizing United
                                           States and foreign equity, debt and
                                           money market securities, the
                                           combination of which will vary
                                           depending upon changing market and
                                           economic trends.


MERRILL LYNCH GLOBAL RESOURCES
TRUST...............................     Long-term growth and protection of
                                           capital from investment in securities
                                           of foreign and domestic companies
                                           that possess substantial natural
                                           resource assets.

MERRILL LYNCH GLOBAL SMALLCAP
  FUND, INC. .......................     Long-term growth of capital by
                                           investing primarily in equity
                                           securities of companies with
                                           relatively small market
                                           capitalizations located in various
                                           foreign countries and in the United
                                           States.


MERRILL LYNCH GLOBAL UTILITY
  FUND, INC. .......................     Capital appreciation and current income
                                           through investment of at least 65% of
                                           its total assets in equity and debt
                                           securities issued by domestic and
                                           foreign companies primarily engaged
                                           in the ownership or operation of
                                           facilities used to generate, transmit
                                           or distribute electricity,
                                           telecommunications, gas or water.


MERRILL LYNCH GROWTH FUND FOR
  INVESTMENT AND RETIREMENT.........     Growth of capital and, secondarily,
                                           income from investment in a
                                           diversified portfolio of equity
                                           securities placing a principal
                                           emphasis on those securities which
                                           management of the fund believes to be
                                           undervalued.

MERRILL LYNCH HEALTHCARE FUND, INC.
  (residents of Wisconsin must meet
  investor suitability standards)...     Capital appreciation through worldwide
                                           investment in equity securities of
                                           companies that derive or are expected
                                           to derive a substantial portion of
                                           their sales from products and
                                           services in healthcare.

MERRILL LYNCH INTERNATIONAL EQUITY
  FUND..............................     Capital appreciation and, secondarily,
                                           income by investing in a diversified
                                           portfolio of equity securities of
                                           issuers located in countries other
                                           than the United States.

MERRILL LYNCH LATIN AMERICA
  FUND, INC. .......................     Capital appreciation by investing
                                           primarily in Latin American equity
                                           and debt securities.

MERRILL LYNCH MARYLAND MUNICIPAL
BOND FUND...........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and Maryland
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH MASSACHUSETTS LIMITED
  MATURITY MUNICIPAL BOND FUND......     A portfolio of Merrill Lynch
                                           Multi-State Limited Maturity
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of income exempt from
                                           Federal and Massachusetts income
                                           taxes as is consistent with prudent
                                           investment management through
                                           investment in a portfolio primarily
                                           of intermediate-term investment grade
                                           Massachusetts Municipal Bonds.

MERRILL LYNCH MASSACHUSETTS
MUNICIPAL BOND FUND.................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide investors with as high a
                                           level of income exempt from both
                                           Federal and Massachusetts income
                                           taxes as is consistent with prudent
                                           investment management.

MERRILL LYNCH MICHIGAN LIMITED
  MATURITY MUNICIPAL BOND FUND,
  INC. .............................     A portfolio of Merrill Lynch
                                           Multi-State Limited Maturity
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of income exempt from
                                           Federal and Michigan income taxes as
                                           is consistent with prudent investment
                                           management through investment in a
                                           portfolio primarily of
                                           intermediate-term investment grade
                                           Michigan Municipal Bonds.

MERRILL LYNCH MICHIGAN MUNICIPAL
BOND FUND...........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and Michigan
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH MINNESOTA MUNICIPAL
BOND FUND...........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from

                                           Federal and Minnesota personal income
                                           taxes as is consistent with prudent
                                           investment management.

MERRILL LYNCH MUNICIPAL BOND
  FUND, INC. .......................     Tax exempt income from three separate
                                           diversified portfolios of municipal
                                           bonds.

MERRILL LYNCH MUNICIPAL INTERMEDIATE
  TERM FUND.........................     Currently the only portfolio of Merrill
                                           Lynch Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level as possible
                                           of income exempt from Federal income
                                           taxes by investing in investment
                                           grade obligations with a dollar
                                           weighted average maturity of five to
                                           twelve years.

MERRILL LYNCH NEW JERSEY LIMITED
  MATURITY MUNICIPAL BOND FUND......     A portfolio of Merrill Lynch
                                           Multi-State Limited Maturity
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of income exempt from
                                           Federal and New Jersey income taxes
                                           as is consistent with prudent
                                           investment management through
                                           investment in a portfolio primarily
                                           of intermediate-term investment grade
                                           New Jersey Municipal Bonds.

MERRILL LYNCH NEW JERSEY MUNICIPAL
  BOND FUND.........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and New Jersey
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH NEW MEXICO MUNICIPAL
  BOND FUND.........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and New Mexico
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH NEW YORK LIMITED
  MATURITY MUNICIPAL BOND FUND......     A portfolio of Merrill Lynch
                                           Multi-State Limited Maturity
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of income exempt from
                                           Federal, New York State and New York
                                           City income taxes as is consistent
                                           with prudent investment management
                                           through investment
                                           in a portfolio primarily of
                                           intermediate-term investment grade
                                           New York Municipal Bonds.

MERRILL LYNCH NEW YORK MUNICIPAL
BOND FUND...........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal, New York State
                                           and New York City income taxes as is
                                           consistent with prudent investment
                                           management.

MERRILL LYNCH NORTH CAROLINA
MUNICIPAL BOND FUND.................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and North
                                           Carolina income taxes as is
                                           consistent with prudent investment
                                           management.

MERRILL LYNCH OHIO MUNICIPAL BOND
  FUND..............................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide investors with as high a
                                           level of income exempt from both
                                           Federal and Ohio income taxes as is
                                           consistent with prudent investment
                                           management.

MERRILL LYNCH OREGON MUNICIPAL BOND
  FUND..............................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, A
                                           Series Fund, Whose objective is to
                                           provide investors with as high a
                                           level of income exempt from both
                                           Federal and Oregon income taxes as is
                                           consistent with prudent investment
                                           management.

MERRILL LYNCH PACIFIC FUND, INC. ...     Capital appreciation by investing in
                                           equity securities of corporations
                                           domiciled in Far Eastern and Western
                                           Pacific countries, including Japan,
                                           Australia, Hong Kong, Singapore and
                                           the Philippines.

MERRILL LYNCH PENNSYLVANIA LIMITED
  MATURITY MUNICIPAL BOND FUND......     A portfolio of Merrill Lynch
                                           Multi-State Limited Maturity
                                           Municipal Series Trust, a series
                                           fund, whose objective is to provide
                                           as high a level of income exempt from
                                           Federal and Pennsylvania income taxes
                                           as is consistent with prudent
                                           investment management through
                                           investment in a portfolio of
                                           intermediate-term investment grade
                                           Pennsylvania Municipal Bonds.

MERRILL LYNCH PENNSYLVANIA MUNICIPAL
  BOND FUND.........................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide as high a level of income
                                           exempt from Federal and Pennsylvania
                                           income taxes as is consistent with
                                           prudent investment management.

MERRILL LYNCH PHOENIX FUND, INC. ...     Long-term growth of capital by
                                           investing in equity and fixed income
                                           securities, including tax-exempt
                                           securities, of issuers in weak
                                           financial condition or experiencing
                                           poor operating results believed to be
                                           undervalued relative to the current
                                           or prospective condition of such
                                           issuer.


MERRILL LYNCH QUALITY BOND PORTFOLIO
  (Available only for exchanges by
  certain individual retirement
  accounts for which Merrill Lynch
  acts as custodian)................     A portfolio of Merrill Lynch Retirement
                                           Asset Builder Program, Inc., a series
                                           fund, whose objective is to provide a
                                           high level of current income through
                                           investment in a diversified portfolio
                                           of debt obligations, such as
                                           corporate bonds and notes,
                                           convertible securities, preferred
                                           stocks and governmental obligations.


MERRILL LYNCH SHORT-TERM GLOBAL
INCOME FUND, INC. ..................     As high a level of current income as is
                                           consistent with prudent investment
                                           management from a global portfolio of
                                           high-quality debt securities
                                           denominated in various currencies and
                                           multinational currency units and
                                           having remaining maturities not
                                           exceeding three years.

MERRILL LYNCH SPECIAL VALUE FUND,
INC. ...............................     Long-term growth of capital from
                                           investments in securities, primarily
                                           common stocks, of relatively small
                                           companies believed to have special
                                           investment value and emerging growth
                                           companies regardless of size.

MERRILL LYNCH TECHNOLOGY FUND,
INC. ...............................     Capital appreciation through worldwide
                                           investment in equity securities of
                                           companies that derive or are expected
                                           to derive a substantial portion of
                                           their sales from products and
                                           services in technology.

MERRILL LYNCH TEXAS MUNICIPAL BOND
  FUND..............................     A portfolio of Merrill Lynch
                                           Multi-State Municipal Series Trust, a
                                           series fund, whose objective is to
                                           provide investors with as high a
                                           level of income exempt from Federal
                                           income taxes as is consistent with
                                           prudent investment management by
                                           investing primarily in a portfolio of
                                           long-term, investment grade
                                           obligations issued by the state of
                                           Texas, its political subdivisions,
                                           agencies and instrumentalities.


MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO (Available
  only for exchanges by certain
  individual retirement accounts for
  which Merrill Lynch acts as
  custodian)........................     A portfolio of Merrill Lynch Retirement
                                           Asset Builder Program, Inc., a series
                                           fund, whose objective is to provide a
                                           high current return through
                                           investments in U.S. Government and
                                           government agency securities,
                                           including GNMA mortgage-backed
                                           certificates and other
                                           mortgage-backed government
                                           securities.


MERRILL LYNCH UTILITY INCOME
  FUND, INC. .......................     High current income through investment
                                           primarily in equity and debt
                                           securities issued by companies
                                           primarily engaged in the ownership or
                                           operation of facilities used to
                                           generate, transmit or to distribute
                                           electricity, telecommunications, gas
                                           or water.

MERRILL LYNCH WORLD INCOME FUND,
INC. ...............................     High current income by investing in a
                                           global portfolio of fixed income
                                           securities denominated in various
                                           currencies, including multi-national
                                           currencies.

Class A Share Money Market Funds:

MERRILL LYNCH READY ASSETS TRUST....     Preservation of capital, liquidity and
                                           the highest possible current income
                                           consistent with the foregoing
                                           objectives from the short-term money
                                           market securities in which the Trust
                                           invests.


MERRILL LYNCH RETIREMENT RESERVES
  MONEY FUND (Available only for
  exchanges within certain
  retirement plans).................     Currently the only portfolio of Merrill
                                           Lynch Retirement Series Trust, a
                                           series fund, whose objectives are
                                           current income, preservation of
                                           capital and liquidity available from
                                           investing in a diversified portfolio
                                           of short-term money market
                                           securities.


MERRILL LYNCH U.S.A. GOVERNMENT
  RESERVES..........................     Preservation of capital, current income
                                           and liquidity available from
                                           investing in direct obligations of
                                           the

                                           U.S. Government and repurchase
                                           agreements relating to such
                                           securities.

MERRILL LYNCH U.S. TREASURY MONEY
  FUND..............................     Preservation of capital, liquidity and
                                           current income through investment
                                           exclusively in a diversified
                                           portfolio of short-term marketable
                                           securities which are direct
                                           obligations of the U.S. Treasury.


Class B, Class C and Class D Share
Money Market Funds:


MERRILL LYNCH GOVERNMENT FUND.......     A portfolio of Merrill Lynch Funds for
                                           Institutions Series, a series fund,
                                           whose objective is to provide current
                                           income consistent with liquidity and
                                           security of principal from investment
                                           in securities issued or guaranteed by
                                           the U.S. Government, its agencies and
                                           instrumentalities and in repurchase
                                           agreements secured by such
                                           obligations.

MERRILL LYNCH INSTITUTIONAL FUND....     A portfolio of Merrill Lynch Funds for
                                           Institutions Series, a series fund,
                                           whose objective is to provide maximum
                                           current income consistent with
                                           liquidity and the maintenance of a
                                           high-quality portfolio of money
                                           market securities.

MERRILL LYNCH INSTITUTIONAL
TAX-EXEMPT FUND.....................     A portfolio of Merrill Lynch Funds for
                                           Institutions Series, a series fund,
                                           whose objective is to provide current
                                           income exempt from Federal income
                                           taxes, preservation of capital and
                                           liquidity available from investing in
                                           a diversified portfolio of
                                           short-term, high quality municipal
                                           bonds.

MERRILL LYNCH TREASURY FUND.........     A portfolio of Merrill Lynch Funds for
                                           Institutions Series, a series fund,
                                           whose objective is to provide current
                                           income consistent with liquidity and
                                           security of principal from investment
                                           in direct obligations of the U.S.
                                           Treasury and up to 10% of its total
                                           assets in repurchase agreements
                                           secured by such obligations.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange

Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.



                                                CLASS A SHARES                          CLASS B SHARES
                                     -------------------------------------   -------------------------------------
                                                            REDEEMABLE                              REDEEMABLE
                                         EXPRESSED          VALUE OF A           EXPRESSED          VALUE OF A
                                      AS A PERCENTAGE      HYPOTHETICAL       AS A PERCENTAGE      HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END         HYPOTHETICAL         AT THE END
              PERIOD                 $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
-----------------------------------  -----------------   -----------------   -----------------   -----------------
                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended July 31, 1995.......         8.06%            $1,080.60              8.93%            $1,089.30
Five Years Ended July 31, 1995.....         7.68%            $1,447.80              7.72%            $1,450.60
Inception (November 25, 1987) to
  July 31, 1995....................                                                 9.26%            $1,975.50
Inception (November 29, 1988) to
  July 31, 1995....................         9.10%            $1,787.90
                                                                                               ANNUAL TOTAL RETURN
                                                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended July 31,
1995...............................        14.04%            $1,140.40             12.82%            $1,128.20
1994...............................         2.38%            $1,023.80              1.30%            $1,013.00
1993...............................        10.03%            $1,100.30              8.90%            $1,089.00
1992...............................        11.96%            $1,119.60             10.85%            $1,108.50
1991...............................         6.25%            $1,062.50              5.14%            $1,051.40
1990...............................         1.20%            $1,012.00              0.15%            $1,001.50
1989...............................                                                23.48%            $1,234.80
Inception (November 25, 1987) to
  July 31, 1988....................                                                10.13%            $1,101.30
Inception (November 29, 1988) to
  July 31, 1989....................        22.02%            $1,220.20
                                                                                            AGGREGATE TOTAL RETURN
                                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 25, 1987) to
  July 31, 1995....................                                                97.55%            $1,975.50
Inception (November 29, 1988) to
  July 31, 1995....................        78.79%            $1,787.90

                                                CLASS C SHARES*                         CLASS D SHARES*
                                     -------------------------------------   -------------------------------------
                                                            REDEEMABLE                              REDEEMABLE
                                         EXPRESSED          VALUE OF A           EXPRESSED          VALUE OF A
                                      AS A PERCENTAGE      HYPOTHETICAL       AS A PERCENTAGE      HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END         HYPOTHETICAL         AT THE END
              PERIOD                 $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
-----------------------------------  -----------------   -----------------   -----------------   -----------------
                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  July 31, 1995....................        16.13%            $1,123.00             10.43%            $1,079.90
                                                                                               ANNUAL TOTAL RETURN
                                                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  July 31, 1995....................        13.30%            $1,133.00             13.98%            $1,139.80
                                                                                            AGGREGATE TOTAL RETURN
                                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  July 31, 1995....................        12.30%            $1,123.00              7.99%            $1,079.90


---------------

* Class C Shares and Class D Shares commenced operations on October 21, 1994.


     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid quarterly. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the

Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".

TAXES

     The Fund intends to continue to elect to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains distributions. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction between the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under the applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Pursuant to the Fund's investment objective, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell options and futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an options or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code
Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions may also be subject to state and local taxes.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

MASSACHUSETTS INCOME TAX

     Under present Massachusetts law, the Fund (but not its shareholders) is not subject to any Massachusetts income taxation during any fiscal year in which the Fund qualifies as a RIC. The Fund might be subject to Massachusetts income taxes for any taxable year in which it did not so qualify.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares which would represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the distribution and account maintenance of the shares of a class may be borne solely by such class and a class may have exclusive voting rights with respect to matters relating to the distribution and account maintenance expenses being borne solely by such class. The Fund has received an order from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders except for any expenses which may be attributable to only one class. Shares have no preemptive rights. The rights of redemption, conversion and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Fund.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to vote of shareholders except that shareholders of the class bearing distribution and account maintenance expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution and account maintenance expenses. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of the Trustees. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees. Under the Investment Company Act, if ten or more shareholders apply to the Trustees in writing, the Trustees will be required to assist such shareholders in communicating with other shareholders to obtain the necessary signatures to request a shareholders' meeting so long as the requirements of Section 16(c) are met. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and were amortized over a period not exceeding five years. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it during such five year period, if any, were reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE


     The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of July 31, 1995, is calculated as set forth below.



                                          CLASS A        CLASS B         CLASS C        CLASS D
                                        -----------    ------------    -----------    -----------
    Net Assets.......................   $18,687,144    $130,920,666    $   811,088    $13,988,122
                                         ==========     ===========     ==========     ==========
    Number of Shares Outstanding.....     1,526,875      10,701,025         66,491      1,142,637
                                         ==========     ===========     ==========     ==========
    Net Asset Value Per Share (net
      assets divided by number of
      shares outstanding)............   $     12.24    $      12.23    $     12.20    $     12.24
    Sales Charge* (for Class A and
      Class D shares: 5.25% of
      offering price, 5.54% of net
      asset value per share).........          0.68              **             **           0.68
                                        -----------    ------------    -----------    -----------
    Offering Price...................   $     12.92    $      12.23    $     12.20    $     12.92
                                         ==========     ===========     ==========     ==========


---------------
 *Rounded to nearest one-hundredth of one percent; assumes maximum sales charge is applicable.


**Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.


INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     State Street Bank and Trust Company, One Heritage Drive, P2N, North Quincy, Massachusetts 02171, acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.


LEGAL COUNSEL


     Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on July 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's share on November 1, 1995.


     Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

     The Declaration of Trust establishing the Fund, dated as of May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Strategic Dividend Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,


Merrill Lynch Strategic Dividend Fund:



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Strategic Dividend Fund as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Strategic Dividend Fund as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP


Princeton, New Jersey


August 31, 1995

                            Merrill Lynch Strategic Dividend Fund, July 31, 1995

SCHEDULE OF INVESTMENTS

                                      Shares                                                                Value   Percent of
EUROPE       Industries                Held     Common Stocks                               Cost          (Note 1a) Net Assets
Spain        Oil & Gas Producers      52,000    Repsol S.A. (ADS)**                    $  1,661,156     $  1,735,500    1.0%

                                                Total Investments in Spain                1,661,156        1,735,500    1.0


United       Chemicals                62,000    Imperial Chemical Industries PLC
Kingdom                                         (ADR)*                                    2,744,492        3,123,250    1.9

             Oil--International       19,000    British Petroleum Co. PLC (ADS)**         1,676,727        1,724,250    1.1
                                      30,000    Royal Dutch Petroleum PLC (ADR)*          1,703,965        3,810,000    2.3
                                                                                       ------------     ------------  ------
                                                                                          3,380,692        5,534,250    3.4

                                                Total Investments in the
                                                United Kingdom                            6,125,184        8,657,500    5.3


                                                Total Investments in Europe               7,786,340       10,393,000    6.3


NORTH
AMERICA


United       Aerospace & Defense      62,000    Northrop Grumman Corp.                    2,214,602        3,534,000    2.1
States                                40,000    TRW Inc.                                  2,218,088        2,985,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          4,432,690        6,519,000    3.9

             Automotive               72,000    Arvin Industries, Inc.                    1,656,934        1,674,000    1.0
             Equipment                60,000    Dana Corp.                                1,649,850        1,770,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          3,306,784        3,444,000    2.1

             Banks                    20,000    Barnett Banks, Inc.                       1,002,350        1,110,000    0.7
                                      28,000    Boatmen's Bancshares, Inc.                1,004,500        1,018,500    0.6
                                      60,000    The Chase Manhattan Corp.                 2,110,790        3,217,500    2.0
                                      22,000    Chemical Banking Corp.                    1,036,396        1,135,750    0.7
                                      49,000    CoreStates Financial Corp.                1,677,064        1,788,500    1.1
                                      16,000    Integra Financial Corp.                     862,960          850,000    0.5
                                      23,000    Mellon Bank Corp.                           990,205          922,875    0.6
                                      23,000    Mercantile Bancorporation                 1,002,055        1,037,875    0.6
                                      65,000    Meridian Bancorp, Inc.                    1,795,625        2,486,250    1.5
                                                                                       ------------     ------------  ------
                                                                                         11,481,945       13,567,250    8.3

             Chemicals                23,000    The Dow Chemical Co.                      1,369,880        1,704,875    1.0

             Cosmetics &              22,000    Avon Products, Inc.                       1,303,320        1,496,000    0.9
             Household Products       42,000    The Clorox Co.                            2,495,107        2,756,250    1.7
                                                                                       ------------     ------------  ------
                                                                                          3,798,427        4,252,250    2.6

             Drugs                    40,000    Bristol-Myers Squibb Co.                  1,826,550        2,770,000    1.7
                                      40,000    Eli Lilly & Co.                           2,165,088        3,130,000    1.9
                                                                                       ------------     ------------  ------
                                                                                          3,991,638        5,900,000    3.6

             Electrical Equipment     65,000    General Electric Co.                      3,140,231        3,835,000    2.3

             Financial Services       80,000    American Express Co.                      1,709,114        3,080,000    1.9
                                      72,000    Beneficial Corp.                          2,763,271        3,411,000    2.1
                                                                                       ------------     ------------  ------
                                                                                          4,472,385        6,491,000    4.0


             Food Merchandising       20,000    Lance, Inc.                                 360,000          350,000    0.2

             Hardware Products        51,000    The Stanley Works                         2,138,235        2,020,875    1.2

             Information              25,000    Xerox Corp.                               2,545,646        2,978,125    1.8
             Processing

             Insurance                95,000    American General Corp.                    1,961,793        3,455,625    2.1
                                      50,000    Lincoln National Corp.                    2,135,530        2,056,250    1.2
                                     115,000    Ohio Casualty Corp.                       3,672,969        3,708,750    2.3
                                                                                       ------------     ------------  ------
                                                                                          7,770,292        9,220,625    5.6

             Metals                   35,000    Carpenter Technology Corp.                2,225,034        2,581,250    1.6
                                     100,000    Cyprus Amax Minerals Co.                  2,627,429        2,787,500    1.7
                                                                                       ------------     ------------  ------
                                                                                          4,852,463        5,368,750    3.3

             Miscellaneous            28,000    Minnesota Mining & Manufacturing
             Technology                         Company                                   1,671,180        1,585,500    1.0

             Oil--Domestic            30,000    Atlantic Richfield Co.                    3,395,562        3,457,500    2.1
                                      96,000    Phillips Petroleum Co.                    3,323,722        3,396,000    2.1
                                                                                       ------------     ------------  ------
                                                                                          6,719,284        6,853,500    4.2

             Oil--International       60,000    Exxon Corp.                               3,569,538        4,350,000    2.6
                                      40,000    Mobil Corp.                               1,804,050        3,910,000    2.4
                                      55,000    Texaco Inc.                               2,558,840        3,657,500    2.2
                                                                                       ------------     ------------  ------
                                                                                          7,932,428       11,917,500    7.2

             Paper & Forest          100,000    Federal Paper Board Co., Inc.             2,178,963        3,737,500    2.3
             Products

             Photography              50,000    Eastman Kodak Co.                         2,030,861        2,881,250    1.8

             Publishing/Printing      35,000    McGraw-Hill, Inc.                         2,434,950        2,690,625    1.6

             Real Estate              40,000    Avalon Properties, Inc.                     846,650          800,000    0.5
                                      28,000    Developers Diversified Realty Corp.         791,000          850,500    0.5
                                      35,000    Simon Property Group, Inc.                  886,200          857,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          2,523,850        2,508,000    1.5

             Retail                   29,000    May Department Stores Co.                 1,257,489        1,257,875    0.8
                                      36,000    Sears, Roebuck & Co.                      1,208,160        1,174,500    0.7
                                                                                       ------------     ------------  ------
                                                                                          2,465,649        2,432,375    1.5

             Savings & Loan           80,000    Great Western Financial Corporation       1,685,600        1,710,000    1.0
                                      85,000    H.F. Ahmanson & Co.                       1,716,588        1,901,875    1.2
                                                                                       ------------     ------------  ------
                                                                                          3,402,188        3,611,875    2.2

             Transportation           35,000    Union Pacific Corp.                       1,752,100        2,279,375    1.4

             Utilities--Electric      85,000    American Electric Power Co., Inc.         2,682,600        2,932,500    1.8
                                     126,000    Consolidated Edison Co. of
                                                N.Y., Inc.                                3,559,500       3,654,000     2.2
                                      84,000    Houston Industries Inc.                   3,249,540        3,675,000    2.2
                                      60,000    Northern States Power Co.                 2,613,600        2,655,000    1.6
                                      66,000    Public Service Co. of Colorado            2,137,905        2,087,250    1.3
                                      64,000    Public Service Enterprise
                                                Group, Inc.                               2,245,120        1,776,000    1.1
                                     100,000    Wisconsin Energy Corp.                    2,593,500        2,800,000    1.7
                                                                                       ------------     ------------  ------
                                                                                         19,081,765       19,579,750   11.9

                            Merrill Lynch Strategic Dividend Fund, July 31, 1995

SCHEDULE OF INVESTMENTS (concluded)


NORTH AMERICA                         Shares                                                                Value   Percent of
(concluded)  Industries                Held     Common Stocks                               Cost          (Note 1a) Net Assets

United       Utilities--Gas &        135,000    The Brooklyn Union Gas Co.             $  3,619,350     $  3,290,625    2.0%
States       Gas Pipeline            130,000    NICOR Inc.                                3,698,548        3,298,750    2.0
(concluded)                          131,000    Sonat, Inc.                               2,343,064        3,930,000    2.4
                                                                                       ------------     ------------  ------
                                                                                          9,660,962       10,519,375    6.4

             Utilities--              69,000    GTE Corp.                                 2,455,578        2,449,500    1.5
             Telecommunications      101,000    NYNEX Corp.                               3,870,320        4,166,250    2.5
                                     100,000    Southern New England
                                                Telecommunications Corp.                  3,431,713        3,425,000    2.1
                                      58,000    Sprint Corporation                        2,091,570        1,986,500    1.2
                                                                                       ------------     ------------  ------
                                                                                         11,849,181       12,027,250    7.3

                                                Total Investments in
                                                North America                           127,363,977      148,275,625   90.2


                                                Total Common Stocks                     135,150,317      158,668,625   96.5

                                     Face
                                    Amount      Short-Term Securities
             US Government        $2,057,000    Federal Home Loan Mortgage
             & Agency                           Corporation, 5.84% due 8/04/1995          2,055,665        2,055,665    1.3
             Obligations***                     Federal National Mortgage
                                                Association:
                                   2,870,000      5.63% due 8/02/1995                     2,869,102        2,869,102    1.7
                                   1,525,000      5.60% due 8/14/1995                     1,521,679        1,521,679    0.9

                                                Total Short-Term Securities               6,446,446        6,446,446    3.9


             Total Investments                                                         $141,596,763      165,115,071  100.4
                                                                                       ------------
             Liabilities in Excess of Other Assets                                                          (708,051)   (0.4)
                                                                                                        ------------  ------
             Net Assets                                                                                 $164,407,020  100.0%
                                                                                                        ------------  ------




            *American Depositary Receipt (ADR).
           **American Depositary Share (ADS).
          ***Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                    As Of July 31, 1995
Assets:             Investments, at value (identified cost--$141,596,763)(Note 1a)......                    $165,115,071
                    Receivables:
                      Securities sold...................................................   $  2,170,842
                      Dividends.........................................................        357,574
                      Beneficial interest sold..........................................         92,930        2,621,346
                                                                                           ------------
                    Prepaid expenses and other assets (Note 1f).........................                          69,527
                                                                                                            ------------
                    Total assets........................................................                     167,805,944
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased..............................................      1,091,996
                      Beneficial interest redeemed......................................        450,858
                      Distributor (Note 2)..............................................        111,336
                      Investment adviser (Note 2).......................................         84,289        1,738,479
                                                                                           ------------
                    Accrued expenses and other liabilities..............................                       1,660,445
                                                                                                            ------------
                    Total liabilities...................................................                       3,398,924
                                                                                                            ------------

Net assets:         Net assets..........................................................                    $164,407,020
                                                                                                            ------------

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist Of:         unlimited number of shares authorized...............................                    $    152,688
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized...............................                       1,070,102
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized...............................                           6,649
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized...............................                         114,264
                    Paid-in capital in excess of par....................................                     125,645,624
                    Undistributed investment income--net................................                           8,064
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net..................................                      13,891,277
                    Unrealized appreciation on investments and foreign
                    currency transactions--net..........................................                      23,518,352
                                                                                                            ------------
                    Net assets..........................................................                    $164,407,020
                                                                                                            ------------

Net Asset           Class A--Based on net assets of $18,687,144 and 1,526,875
Value:              shares of beneficial interest outstanding...........................                    $      12.24
                                                                                                            ------------
                    Class B--Based on net assets of $130,920,666 and 10,701,025
                    shares of beneficial interest outstanding...........................                    $      12.23
                                                                                                            ------------
                    Class C--Based on net assets of $811,088 and 66,491 shares of
                    beneficial interest outstanding.....................................                    $      12.20
                                                                                                            ------------
                    Class D--Based on net assets of $13,988,122 and 1,142,637
                    shares of beneficial interest outstanding...........................                    $      12.24
                                                                                                            ------------


                    See Notes to Financial Statements.

                            Merrill Lynch Strategic Dividend Fund, July 31, 1995

STATEMENT OF OPERATIONS

                    For The Year Ended July 31, 1995
Investment          Dividends (net of $101,249 foreign withholding tax)...............                      $  6,824,508
Income              Interest and discount earned......................................                           726,726
(Notes 1d & 1e):                                                                                            ------------
                    Total income......................................................                         7,551,234
                                                                                                            ------------


Expenses:           Account maintenance and distribution fees--Class B (Note 2).......     $  1,432,996
                    Investment advisory fees (Note 2).................................        1,019,890
                    Transfer agent fees--Class B (Note 2).............................          338,594
                    Printing and shareholder reports..................................          170,420
                    Registration fees (Note 1f).......................................           85,586
                    Professional fees.................................................           84,060
                    Accounting services (Note 2)......................................           41,617
                    Transfer agent fees--Class A (Note 2).............................           38,737
                    Custodian fees....................................................           21,970
                    Trustees' fees and expenses.......................................           18,444
                    Account maintenance fees--Class D (Note 2)........................           17,716
                    Transfer agent fees--Class D (Note 2).............................           16,587
                    Account maintenance and distribution fees--Class C (Note 2).......            3,071
                    Transfer agent fees--Class C (Note 2).............................              907
                    Pricing fees......................................................              781
                    Other.............................................................            7,765
                                                                                           ------------
                    Total expenses....................................................                         3,299,141
                                                                                                            ------------
                    Investment income--net............................................                         4,252,093
                                                                                                            ------------


Realized &          Realized gain from:
Unrealized Gain       Investments--net................................................       25,347,941
(Loss) on             Foreign currency transactions--net..............................              294       25,348,235
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--Net     Investments--net................................................       (9,619,340)
(Notes 1b, 1c,        Foreign currency transactions--net..............................             (332)      (9,619,672)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions.....................................                        15,728,563
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations..............                      $ 19,980,656
                                                                                                            ------------


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended July 31,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income--net..........................................       $  4,252,093     $  5,797,119
                    Realized gain on investments and foreign currency
                    transactions--net...............................................         25,348,235       13,163,104
                    Change in unrealized appreciation/depreciation on...............
                    investments and foreign currency transactions--net..............         (9,619,672)     (16,546,436)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations............         19,980,656        2,413,787
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Class A.......................................................           (668,538)        (987,005)
Shareholders          Class B.......................................................         (3,464,874)      (4,814,245)
(Note 1g):            Class C.......................................................             (8,975)              --
                      Class D.......................................................           (247,242)              --
                    Realized gain on investments--net:
                      Class A.......................................................         (2,560,061)      (1,506,196)
                      Class B.......................................................        (19,570,649)     (10,287,745)
                      Class C.......................................................            (13,005)              --
                      Class D.......................................................           (470,632)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders...............................        (27,003,976)     (17,595,191)
                                                                                           ------------     ------------


Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions...........................................        (18,312,516)     (56,392,747)
Transactions                                                                               ------------     ------------
(Note 4):



Net Assets:         Total decrease in net assets....................................        (25,335,836)     (71,574,151)
                    Beginning of year...............................................        189,742,856      261,317,007
                                                                                           ------------     ------------
                    End of year*....................................................       $164,407,020     $189,742,856
                                                                                           ------------     ------------



                   *Undistributed investment income--net (Note 1h)..................       $      8,064     $    192,681
                                                                                           ------------     ------------


                    See Notes to Financial Statements.

                            Merrill Lynch Strategic Dividend Fund, July 31, 1995

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                                Class A
                                                                                For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:          1995       1994       1993        1992       1991
Per Share           Net asset value, beginning of year.......      $  12.78   $  13.60   $  12.79   $  11.90    $  11.80
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net...................           .39        .41        .44        .44         .55
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net........................          1.10       (.12)       .81        .93         .14
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations.........          1.49        .29       1.25       1.37         .69
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net.................          (.42)      (.46)      (.44)      (.48)       (.59)
                      Realized gain on investments--net......         (1.61)      (.65)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions........         (2.03)     (1.11)      (.44)      (.48)       (.59)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year.............      $  12.24   $  12.78   $  13.60   $  12.79    $  11.90
                                                                   --------   --------   --------   --------    --------


Total Investment    Based on net asset value per share.......        14.04%      2.38%     10.03%     11.96%       6.25%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses.................................         1.05%       .85%       .81%       .88%        .88%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income--net...................         3.39%      3.42%      3.38%      3.75%       4.83%
                                                                   --------   --------   --------   --------    --------


Supplemental        Net assets, end of year (in thousands)...      $ 18,687   $ 21,854   $ 34,228   $ 31,512    $ 33,916
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover.......................        52.69%     22.75%     25.23%     29.17%      10.50%
                                                                   --------   --------   --------   --------    --------

                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                                                 For the Period
                                                                         Class B                       October 21, 1994++ to
                    Increase (Decrease) in Net                   For the Year Ended July 31,               July 31, 1995
                    Asset Value:                      1995       1994       1993       1992      1991    Class C    Class D
Per Share           Net asset value, beginning
Operating           of period...................    $  12.77   $  13.59   $  12.78  $  11.88   $  11.78  $  11.84  $  11.85
Performance:                                        --------   --------   --------  --------   --------  --------  --------
                    Investment income--net......         .29        .33        .31       .34        .45       .21       .26
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net...........        1.07       (.18)       .81       .91        .12      1.21      1.23
                                                    --------   --------   --------  --------   --------  --------  --------
                    Total from investment
                    operations..................        1.36        .15       1.12      1.25        .57      1.42      1.49
                                                    --------   --------   --------  --------   --------  --------  --------
                    Less dividends and
                    distributions:
                      Investment income--net....        (.29)      (.32)      (.31)     (.35)      (.47)     (.25)     (.29)
                      Realized gain on
                      investments--net..........       (1.61)      (.65)        --        --         --      (.81)     (.81)
                                                    --------   --------   --------  --------   --------  --------  --------
                    Total dividends and
                    distributions...............       (1.90)      (.97)      (.31)     (.35)      (.47)    (1.06)    (1.10)
                                                    --------   --------   --------  --------   --------  --------  --------
                    Net asset value, end of
                    period......................    $  12.23   $  12.77   $  13.59  $  12.78   $  11.88  $  12.20  $  12.24
                                                    --------   --------   --------  --------   --------  --------  --------


Total               Based on net asset value
Investment          per share...................      12.82%      1.30%      8.90%    10.85%      5.14%    13.30%+++ 13.98%+++
Return:**                                           ========   ========   ========  ========   ========  ========  ========

Ratios to Average   Expenses, excluding
Net Assets:         account maintenance and
                    distribution fees...........       1.09%       .88%       .84%      .91%       .90%     1.19%*    1.13%*
                                                    --------   --------   --------  --------   --------  --------  --------
                    Expenses....................       2.09%      1.88%      1.84%     1.91%      1.90%     2.19%*    1.38%*
                                                    --------   --------   --------  --------   --------  --------  --------
                    Investment income--net......       2.36%      2.39%      2.37%     2.74%      3.81%     1.94%*    2.93%*
                                                    --------   --------   --------  --------   --------  --------  --------

Supplemental        Net assets, end of period
Data:               (in thousands)..............    $130,921   $167,889   $227,089  $239,048   $284,869  $    811  $ 13,988
                                                    --------   --------   --------  --------   --------  --------  --------
                    Portfolio turnover..........      52.69%     22.75%     25.23%    29.17%     10.50%    52.69%    52.69%
                                                    --------   --------   --------  --------   --------  --------  --------



                   *Annualized.
                  ++Commencement of Operations.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

                            Merrill Lynch Strategic Dividend Fund, July 31, 1995

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net investment income for financial reporting and tax purposes, if permanent, be reclassified to undistributed net realized capital gains. Accordingly, current year's permanent book/tax differences of $47,081 have been reclassified from undistributed net investment income to undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account      Distribution
                                      Maintenance Fee      Fee
Class B...............................      0.25%          0.75%
Class C...............................      0.25%          0.75%
Class D...............................      0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD        MLPF&S
Class A...............................   $628        $10,401
Class D...............................   $673        $ 8,854

For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $139,714 and $627 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $7,026 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $82,135,952 and $118,932,929, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:

                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains
Long-term investments...........  $25,347,978   $ 23,518,308
Short-term investments..........          (37)            --
Foreign currency transactions...          294             44
                                  -----------   ------------
Total...........................  $25,348,235   $ 23,518,352
                                  -----------   ------------

As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $23,518,308, of which $25,366,088 related to appreciated securities and $1,847,780 related to depreciated securities. At July 31, 1995, the aggregate cost of investments for Federal income tax purposes was $141,596,763.

4. Shares of Beneficial Interest:
Net decrease in net assets derived from capital share transactions was $18,312,516 and $56,392,747 for the year ended July 31, 1995 and July 31, 1994, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount
Shares sold.....................      181,563  $   2,155,978
Shares issued to shareholders in
reinvestment of dividends and
distributions...................      222,923      2,499,626
                                  -----------  -------------
Total issued....................      404,486      4,655,604
Shares redeemed.................     (587,662)    (7,012,619)
                                  -----------  -------------
Net decrease....................     (183,176) $  (2,357,015)
                                  -----------  -------------

                            Merrill Lynch Strategic Dividend Fund, July 31, 1995

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Class A Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount
Shares sold......................     565,272  $   7,579,456
Shares issued to shareholders in
reinvestment of dividends and
distributions....................     126,113      1,592,528
                                  -----------  -------------
Total issued.....................     691,385      9,171,984
Shares redeemed..................  (1,497,859)   (19,449,269)
                                  -----------  -------------
Net decrease.....................    (806,474) $ (10,277,285)
                                  -----------  -------------



Class B Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount
Shares sold......................   1,056,552  $  12,463,967
Shares issued to shareholders in
reinvestment of dividends and
distributions....................   1,658,976     18,600,026
                                  -----------  -------------
Total issued.....................   2,715,528     31,063,993
Shares redeemed..................  (3,932,552)   (46,733,450)
Automatic conversion of shares...  (1,228,326)   (14,212,015)
                                  -----------  -------------
Net decrease.....................  (2,445,350) $ (29,881,472)
                                  -----------  -------------



Class B Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount
Shares sold......................   1,342,236  $  17,730,479
Shares issued to shareholders in
reinvestment of dividends and
distributions....................     963,577     12,154,097
                                  -----------  -------------
Total issued.....................   2,305,813     29,884,576
Shares redeemed..................  (5,872,428)   (76,000,038)
                                  -----------  -------------
Net decrease.....................  (3,566,615) $ (46,115,462)
                                  -----------  -------------



Class C Shares for the Period                      Dollar
Oct. 21, 1994++ to July 31, 1995     Shares        Amount
Shares sold......................      76,521  $     887,173
Shares issued to shareholders in
reinvestment of dividends and
distributions....................         963         10,674
                                  -----------  -------------
Total issued.....................      77,484        897,847
Shares redeemed..................     (10,993)      (128,548)
                                  -----------  -------------
Net increase.....................      66,491  $     769,299
                                  -----------  -------------

++Commencement of Operations.



Class D Shares for the Period                      Dollar
Oct. 21, 1994++ to July 31, 1995     Shares        Amount
Shares sold......................     118,404  $   1,359,401
Automatic conversion of shares      1,226,771     14,212,015
Shares issued to shareholders in
reinvestment of dividends and
distributions....................      54,447        595,598
                                  -----------  -------------
Total issued.....................   1,399,622     16,167,014
Shares redeemed..................    (256,985)    (3,010,342)
                                  -----------  -------------
Net increase.....................   1,142,637  $  13,156,672
                                  -----------  -------------

++Commencement of Operations.

            TABLE OF CONTENTS


                                      PAGE
                                      ----
Investment Objective and Policies...    2
Management of the Fund..............   10
Purchase of Shares..................   14
  Initial Sales Charge
     Alternatives-- Class A and
     Class D Shares.................   14
  Reduced Initial Sales Charges.....   15
  Distribution Plans................   19
  Limitations on the Payment of
     Deferred Sales Charges.........   20
Redemption of Shares................   21
  Deferred Sales Charges--Class B
     and Class C Shares.............   22
Portfolio Transactions and
  Brokerage.........................   23
Determination of Net Asset Value....   24
Shareholder Services................   25
Performance Data....................   42
Dividends, Distributions and
  Taxes.............................   44
General Information.................   48
  Description of Shares.............   48
  Computation of Offering Price Per
     Share..........................   49
  Custodian.........................   49
  Transfer Agent....................   50
  Legal Counsel.....................   50
  Reports to Shareholders...........   50
  Additional Information............   50
  Independent Auditors' Report......   51
Financial Statements................   52
                          Code #10560-1195



    (MERRILL LYNCH LOGO)

    MERRILL LYNCH
    STRATEGIC DIVIDEND FUND

    STATEMENT OF
    ADDITIONAL
    INFORMATION


    November 28, 1995


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMDATE                                  OR IMAGE IN TEST
----------------------                              -------------------
Compass plate, circular                         Back cover of Prospectus and
graph paper and Merrill Lynch                   back cover of Statement of
logo including stylized market                  Additional Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS:
         Contained in Part A:

              Financial Highlights for each of the years in the seven years ended July 31, 1995, and the period November 25, 1987 (commencement of operations) to July 31, 1988.

         Contained in Part B:

              Schedule of Investments, as of July 31, 1995.


              Statement of Assets and Liabilities, as of July 31, 1995.


              Statement of Operations for the year ended July 31, 1995.


              Statements of Changes in Net Assets for the years ended July 31, 1995 and 1994.


              Financial Highlights for each of the years in the five years ended July 31, 1995.


     (b) EXHIBITS:

EXHIBIT
NUMBER                                            DESCRIPTION
------         ---------------------------------------------------------------------------------


   1(a)     -- Declaration of Trust of the Registrant.(a)
    (b)     -- Amendment to Declaration of Trust of Registrant dated July 14, 1987.(b)
    (c)     -- Instrument establishing Class A shares and Class B shares of Registrant.(c)
    (d)     -- Certificate of Amendment to Declaration of Trust and Establishment and
               Designation of Class C and D shares, dated October 19, 1994.
   2        -- By-Laws of Registrant.(a)
   3        -- None.
   4(a)     -- Instruments Defining Rights of Shareholders. Incorporated by reference to
               Exhibits 1 and 2 above.
   5        -- Management Agreement between Registrant and Merrill Lynch Asset Management,
               Inc.(b)
   6(a)     -- Class A Distribution Agreement between Registrant and Merrill Lynch Funds
               Distributor, Inc.(g)
    (b)     -- Class B Distribution Agreement between Registrant and Merrill Lynch Funds
               Distributor, Inc.(a)
    (c)     -- Class C Distribution Agreement between Registrant and Merrill Lynch Funds
               Distributor, Inc.(g)
    (d)     -- Class D Distribution Agreement between Registrant and Merrill Lynch Funds
               Distributor, Inc.(g)
   7        -- None.
   8        -- Custody Agreement between Registrant and State Street Bank and Trust Company.(b)
   9        -- Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
               Agreement between Registrant and Merrill Lynch Financial Data Services, Inc.(b)
  10        -- Opinion of Shereff, Friedman, Hoffman & Goodman, LLP, counsel to Registrant.
  11(a)     -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
    (b)     -- Consent of Morningstar, Inc.(e)
  12        -- None.
  13        -- Certificate of Merrill Lynch Asset Management, Inc.(b)
  14        -- Not Applicable.
  15(a)     -- Amended and Restated Class B Distribution Plan and Class B Distribution Plan Sub-
               Agreement of Registrant.(f)
  15(b)     -- Class C Distribution Plan and Class C Distribution Plan Sub-Agreement.(g)
  15(c)     -- Class D Distribution Plan and Class D Distribution Plan Sub-Agreement.(g)
  16(a)     -- Schedule for computation for each performance quotation relating to Class A shares provided in the Registration Statement in response to Item 22.(d)
    (b)     -- Schedule for computation of each performance quotation relating to Class B shares provided in the Registration Statement in response to Item 22.(c)
    (c)     -- Schedules for computation of each performance quotation for Class C and Class D shares provided in Registration Statement in response to Item 22.

EXHIBIT
NUMBER                                            DESCRIPTION
------         ---------------------------------------------------------------------------------
  17(a)     -- Other Exhibits
                 Powers of Attorney for Officers and Trustees
                    Arthur Zeikel(f)
                    Gerald M. Richard(f)
                    Ronald W. Forbes(f)
                    Cynthia A. Montgomery(h)
                    Charles C. Reilly(f)
                    Kevin A. Ryan(f)
                    Richard R. West(f)
  17(b)     -- Financial Data Schedule for Class A shares.
  17(c)     -- Financial Data Schedule for Class B shares.
  17(d)     -- Financial Data Schedule for Class C shares.
  17(e)     -- Financial Data Schedule for Class D shares.


---------------

(a) Refiled electronically herewith. Initially filed on May 22, 1987 as an exhibit to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 33-14517).


(b) Refiled electronically herewith. Initially filed on August 4, 1987 as an exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.


(c) Refiled electronically herewith. Initially filed on October 28, 1988 as an exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.


(d) Refiled electronically herewith. Initially filed on November 28, 1989 as an exhibit to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.


(e) Refiled electronically herewith. Initially filed on November 27, 1992 as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.


(f) Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.


(g) Refiled electronically herewith. Initially filed as identically numbered exhibit to Post-Effective Amendment No. 8 to Registration Statement.


(h) Incorporated by reference to identically numbered exhibit to Post-Effective Amendment 8 to Registration Statement.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                                NUMBER OF
                                                                                HOLDERS AT
                                TITLE OF CLASS                               OCTOBER 31, 1995
    ----------------------------------------------------------------------   ----------------
    Class A shares of beneficial interest, par value $0.10 per share......         1,986
    Class B shares of beneficial interest, par value $0.10 per share......        14,763
    Class C shares of beneficial interest, par value $0.10 per share......           196
    Class D shares of beneficial interest, par value $0.10 per share......         2,378


---------------


Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

          "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.


     The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.



     Article IV of the Management Agreement between Registrant and Merrill Lynch Asset Management, Inc. (now called Merrill Lynch Asset Management L.P.) ("MLAM") (Exhibit 5 to Registrant's Registration Statement on Form N-1A) limits the liability of MLAM to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.


     In Section 9 of the Distribution Agreements relating to each class of shares being offered hereby, the Registrant agrees to indemnify the distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM" ) also acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc. Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Asset Builder Program, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc; and the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies; Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAsset Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc.,

MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and director of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1993 for his own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraph. Mr. Zeikel is a director of substantially all of such companies, and Mr. Glenn is a director of certain of such companies. Messrs. Durnin, Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.



                                       POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
             NAME                         MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
------------------------------   -------------------------   -------------------------------------
ML & Co. .....................   Limited Partner             Financial Services Holding Company
Princeton Services............   General Partner             General Partner of FAM
Arthur Zeikel.................   President and Director      President and Director of FAM;
                                                             President and Director of Princeton
                                                               Services; Director of Merrill Lynch
                                                               Funds Distributor, Inc. ("MLFD");
                                                               Executive Vice President of ML &
                                                               Co. and Merrill Lynch
Terry K. Glenn................   Executive Vice President    Executive Vice President of FAM;
                                 and Director                Executive Vice President and Director
                                                               of Princeton Services; President
                                                               and Director of MLFD; President of
                                                               Princeton Administrators, Director
                                                               of FDS
Vincent R. Giordano...........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Elizabeth Griffin.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Norman R. Harvey..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
N. John Hewitt................   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Philip L. Kirstein............   Senior Vice President,      Senior Vice President, General
                                 General Counsel,            Counsel and Secretary of FAM; Senior
                                 Secretary and Director        Vice President, General Counsel,
                                                               Director and Secretary of Princeton
                                                               Services; Director of MLFD
Ronald M. Kloss...............   Senior Vice President       Senior Vice President of FAM;
                                                             Controller of the Manager and FAM
Stephen M. M. Miller..........   Senior Vice President       Executive Vice President of Princeton
                                                             Administrators, L.P.

                                       POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
             NAME                         MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
------------------------------   -------------------------   -------------------------------------
Joseph T. Monagle.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                               Vice President of Princeton Services
Gerald M. Richard.............   Senior Vice President and   Senior Vice President and Treasurer
                                 Treasurer                     of FAM; Vice President and Treasurer
                                                               of MLFD; Senior Vice President of
                                                               Princeton Services
Richard L. Reller.............   Senior Vice President       First Vice President of MLAM; First
                                                               Vice President of Princeton Services
Ronald L. Welburn.............   Senior Vice President       Senior Vice President of FAM since
                                                               1988; Senior Vice President of
                                                               Princeton Services
Anthony Wiseman...............   Senior Vice President       Senior Vice President of FAM; Senior
                                                               Vice President of Princeton Services


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first paragraph of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., and also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Municipal Strategy Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Crook, Graczyk, Fatseas, Wasel and Ms. Schena is One Financial Center, Boston, Massachusetts 02111-2665.



                                                  (2)                               (3)
             (1)                         POSITIONS AND OFFICES             POSITIONS AND OFFICES
             NAME                              WITH MLFD                      WITH REGISTRANT
------------------------------   -------------------------------------   -------------------------
Terry K. Glenn................   President                               Executive Vice President
Arthur Zeikel.................   Director                                President and Director
Philip L. Kirstein............   Director                                None
William E. Aldrich............   Senior Vice President                   None
Robert W. Crook...............   Senior Vice President                   None
Kevin P. Boman................   Vice President                          None
Michael J. Brady..............   Vice President                          None
                                 Vice President and Assistant
Sharon Creveling..............   Treasurer                               None
Mark A. DeSario...............   Vice President                          None
James T. Fatseas..............   Vice President                          None
Stanley Graczyk...............   Vice President                          None
Debra W. Landsman-Yaros.......   Vice President                          None
Michelle T. Lau...............   Vice President                          None
Gerald M. Richard.............   Vice President and Treasurer            Treasurer
Salvatore Venezia.............   Vice President                          None
William Wasel.................   Vice President                          None
Lisa Gobora...................   Assistant Vice President                None
Susan Kibler..................   Assistant Vice President                None
Mark A. Maguire...............   Assistant Vice President                None
Richard Romm..................   Assistant Vice President                None
Patricia A. Schena............   Assistant Vice President                None
Robert Harris.................   Secretary                               None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of the Registrant and its Custodian and Transfer Agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant will furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 24TH DAY OF NOVEMBER, 1995.


                                             Merrill Lynch Strategic Dividend
                                             Fund
                                                        (Registrant)

                                             By      /s/  ARTHUR ZEIKEL
                                               ---------------------------------
                                                  (Arthur Zeikel, President)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                SIGNATURE                               TITLE                    DATE(S)
------------------------------------------    --------------------------    ------------------
            /s/ ARTHUR ZEIKEL                 President and Trustee          November 24, 1995
------------------------------------------      (Principal Executive
             (Arthur Zeikel)                    Officer)

          /s/ GERALD M. RICHARD               Treasurer (Principal           November 24, 1995
------------------------------------------      Financial and Accounting
           (Gerald M. Richard)                  Officer)

                    *                         Trustee
------------------------------------------
            (Ronald W. Forbes)

                    *                         Trustee
------------------------------------------
         (Cynthia A. Montgomery)

                    *                         Trustee
------------------------------------------
           (Charles C. Reilly)

                    *                         Trustee
------------------------------------------
             (Kevin A. Ryan)

                    *                         Trustee
------------------------------------------
            (Richard R. West)

    *By   /s/  ARTHUR ZEIKEL                                                 November 24, 1995
------------------------------------------
    (Arthur Zeikel, Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                                                                    PAGE NO.
------                                                                                    --------
   1(d)     -- Certificate of Amendment to Declaration of Trust and Establishment and
               Designation of Class C and D shares dated October 19, 1994
  10        -- Opinion of Shereff, Friedman, Hoffman & Goodman LLP, Counsel to
               Registrant
  11(a)     -- Consent of Deloitte & Touche LLP, independent auditors for Registrant
  16(c)     -- Schedules for computation of each performance quotation for Class C and
               Class D shares provided in Registration Statement in response to Item 22
  17(b)     -- Financial Data Schedule for Class A Shares
  17(c)     -- Financial Data Schedule for Class B Shares
  17(d)     -- Financial Data Schedule for Class C Shares
  17(e)     -- Financial Data Schedule for Class D Shares